UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02064

PAX WORLD HIGH YIELD FUND, INC.
(Exact name of registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH			03801
(Address of principal executive offices)			(Zip code)

Pax World Management Corp. 30 Penhallow Street, Suite 400, Portsmouth, NH 03801 Attn.: Joseph Keefe
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-767-1729

Date of fiscal year end:	December 31

Date of reporting period:	12/31/06

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Annual Report to Shareholders

E T H I C A L   I N V E S T I N G

Annual Report

PAX World Balanced Fund

PAX World Growth Fund

PAX World High Yield Fund

31 December 2006

Performance Information

December 31, 2006

PAX WORLD

Economic commentary

The portfolio manager economic commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are current only through December 31, 2006. Such commentary does not necessarily represent the views of Pax World Management Corp. or the Board of Directors of your fund. Any such views are subject to change at any time based upon market and/or other conditions and Pax World Management Corp. and the funds disclaim any responsibility to update such views. The economic commentaries should not be relied upon as investment advice.

Historical performance

Historical performance can be evaluated in several ways. Each fund's portfolio highlights provide the average annual total return and the growth of a hypothetical $10,000 investment. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund's share price, plus reinvestment of any dividends (or income) and any capital gains (profits the fund earns when it sells securities that have grown in value).

Average annual total returns

Average annual total returns are hypothetical. For your information, all average annual total returns provided by funds must be as of the most recent calendar quarter – in this case, December 31, 2006. This helps you to compare funds from different complexes on an equal basis.

$10,000 hypothetical investment

A line chart illustrates the value of a $10,000 investment during the 10 years ended December 31, 2006, or from the fund's inception date to December 31, 2006, whichever time period is shorter.

Dear fellow shareholders,

I am pleased to provide you with the 2006 Annual Report of Pax World Funds.

This has been an eventful year at Pax World, a year of change and a year of progress. Needless to say, it has been an eventful year in our nation and across the world as well.

Through most of 2006, economists and financial markets closely followed the Federal Reserve's efforts to engineer a so-called "soft landing" for the economy. So far at least, those efforts appear to have been successful. In 2006, all three major market indexes posted double digit returns; interest rates and unemployment remain at or near historic lows; and inflation continued to be under control. Our portfolio managers believe, and I concur, that the apparent drivers behind this positive economic environment were continued corporate earnings growth, a global economic expansion, stabilizing (if still somewhat high) energy prices, and favorable employment trends. Moreover, after 13 consecutive rate hikes, the Fed held the target for short-term interest rates steady at 5.25% over its last four meetings. A continued "soft landing" with moderate economic growth and low inflation may well lie ahead for the U. S. economy.

However, there are also warning signs on the horizon as we enter 2007. A downturn in the housing market, a slowing of the rate of growth in corporate profits, concerns about higher energy costs, burgeoning trade and budget deficits, and turmoil in Iraq and the Middle East could cause 2007 to turn out to be a year of tempered, somewhat sluggish growth.

We believe Pax World's current strategy of building global portfolios of companies in growing sectors will continue to provide good investment opportunities in what we anticipate may be a modest growth environment. A slow-down in economic growth typically favors stocks of large cap companies, in which our Balanced Fund is primarily invested. Also, foreign equities, particularly in emerging markets, should continue to provide competitive growth opportunities outside the U. S. and attractive investment opportunities for each of our Balanced, Growth and High Yield funds. In addition, the high yield bond market continues to generate healthy returns, and this is also a positive sign for our High Yield Fund.

Our portfolio managers remain committed to a patient, disciplined investment approach. They continue to seek out forward-thinking companies that successfully integrate environmental, social and governance criteria – what we call

"sustainability" criteria – into their business models. We believe this approach has served our investors well in the past and will continue to do so in the future.

At Pax World, we seek to be a forward-thinking mutual fund company ourselves – one that continually strives for excellence on behalf of its shareholders. At our 2006 Annual Meeting, Pax World shareholders overwhelmingly approved the modernization of our social and environmental criteria to make our investment approach more responsive to today's world. The philosophy underlying these changes is simple: we believe socially responsible investing should be more about what you do invest in than what you don't invest in; it should be a positive discipline, not a negative one. We believe that investing in forward-thinking companies with sustainable business models is a better, smarter way to invest. We attempt to identify those companies by combining rigorous financial analysis with equally rigorous environmental, social and governance (ESG) metrics. The result, we think, is an increased level of scrutiny that helps us identify better-managed companies that are leaders in their industries; that consider the consequences of their actions to all of their stakeholders, including customers, employees, the communities where they do business and the natural environment; and that focus on the long term. We want to invest in those companies, and we want our shareholders to benefit from their vision and their success.

I should also mention some important changes in fund management that took place on November 1, 2006. Paul Gulden stepped down as Portfolio Manager of the Pax World Growth Fund, which is now being co-managed by Chris Brown and Tony Trzcinka. (Chris Brown has long served as Portfolio Manager of the Pax World Balanced Fund and is also the Chief Investment Strategist at Pax World; Tony Trzcinka serves as Assistant Manager of the Balanced Fund in addition to his new role as Co-Manager of the Growth Fund.) In addition, Diane Keefe stepped down as Co-Manager of the Pax World High Yield Fund, and Mary Austin, formerly Co-Manager of the Fund, is now the sole Portfolio Manager of the Fund. I want to thank Paul Gulden and Diane Keefe for their service to Pax World Funds and our shareholders, and to wish our new portfolio managers well as we enter a new year and a new era.

Having launched the first socially responsible mutual fund in the United States in 1971, Pax World remains committed to the vision of its founders as we enter the next era of socially responsible – or what we increasingly call "sustainable" – investing. During 2006, for example, we wrote to several companies in our portfolios that are doing business in Sudan, expressing concern over the genocide in Darfur. We asked them to disclose the extent of their involvement with the government of Sudan and whether they have taken any positive steps to end the violence and restore humanitarian conditions in that country. We also adopted a divestment policy regarding companies whose operations in Sudan fail to comport with Pax World's mission of promoting peace and sustainable development.

Working with our colleagues at the Women's Equity Fund and Walden Asset Management, we sent letters to several companies in our portfolios whose boards of directors reflect a relative lack of diversity. We asked them to review their nominating policies and adopt proactive measures for recruiting women and minorities to their boards. We worked with the Investor Environmental Health Network (IEHN) and entered into a shareholder dialogue with Bed, Bath & Beyond on toxic substances, as well as engaging in shareholder dialogues with Proctor & Gamble on animal testing, Kimberly-Clark on wood sourcing, and Aracruz on indigenous peoples' issues.

We continue to participate in the Carbon Disclosure Project (CDP), an effort by institutional investors to persuade the world's largest companies to disclose their greenhouse gas emissions. The CDP has built the largest registry of greenhouse gas information in the world, and over the past year, we have written to several companies in Pax World's portfolios urging them to respond to the CDP questionnaire.

Since becoming one of the first U.S. mutual funds to adopt a "carbon neutral" policy a few years ago, we continue to look for innovative ways to combat climate change. In this regard, you may be interested to know that Pax World Management Corp. (PWMC), investment adviser to the Funds, recently unveiled a new Hybrid Vehicle Purchase Incentive program for its employees. Under this program, Pax World employees will be given a cash incentive of $2,000 toward the purchase of a hybrid vehicle in order to reduce our own carbon footprint. Pax World worked with Clean Air-Cool Planet, a non-profit organization dedicated to promoting solutions to global warming, to develop this innovative program. We continue to look for ways to improve our own environmental performance just as we encourage the companies we invest in to improve theirs.

Our hope is that 2007 will be a year in which Pax World shareholders and other investors are rewarded for integrating sustainability issues into investment decisions. We hope it will be a year of strong markets and economic growth and progress in our nation's capitol on issues vital to our nation's future and the larger global community. We hope it will be a year of continued change and progress at Pax World. And we hope, above all else, that it will be a year of reconciliation – and of peace.

Sincerely,

Joseph F. Keefe
President and CEO

Table of Contents

Table of Contents

Letter to Shareholders	1

PAXWORLD Balanced Fund, Inc.

Portfolio Manager's Comments	5

Portfolio Highlights	7

Shareholder Expense Examples	17

Schedule of Investments	19

Statement of Assets and Liabilities	31

Statement of Operations	33

Statement of Changes in Net Assets	34

Statement of Changes – Capital Stock Activity	36

Financial Highlights	37

PAXWORLD Growth Fund, Inc.

Portfolio Managers' Comments	9

Portfolio Highlights	10

Shareholder Expense Examples	17

Schedule of Investments	26

Statement of Assets and Liabilities	31

Statement of Operations	33

Statement of Changes in Net Assets	35

Statement of Changes – Capital Stock Activity	36

Financial Highlights	38

PAXWORLD High Yield Fund, Inc.

Portfolio Manager's Comments	12

Portfolio Highlights	14

Shareholder Expense Examples	17

Schedule of Investments	28

Statement of Assets and Liabilities	31

Statement of Operations	33

Statement of Changes in Net Assets	35

Statement of Changes – Capital Stock Activity	36

Financial Highlights (Individual Investor Class)	39

Financial Highlights (Institutional Class)	40

Notes to Financial Statements	41

Portfolio Manager's Comments

December 31, 2006

PAX WORLD Balanced Fund, Inc.

CHRISTOPHER H. BROWN
PORTFOLIO MANAGER

Q;  How did the Pax World Balanced Fund perform in 2006?

A.  For the one-year period ended December 31, 2006, the Fund had a total return of 10.71% vs. 15.79% for the S&P 500 Index and 11.21% for the 60% S&P 500/40% Lehman Brothers Aggregate Bond Index blend. For the same one-year period the Lipper Balanced Fund Index had a total return of 11.60%.

  For the one-year period ended December 31, 2006 the Fund was in the 50th percentile of balanced funds tracked by Lipper Analytical Services, Inc., ranking 364 out of 727. For the five-year and ten-year periods ended December 31, 2006 the fund ranked 57 out of 401 or 14th percentile and 16 out of 218 or 7th percentile, respectively. The performance rankings tracked by Lipper Analytical Services, Inc. are based on total return.

Q.  What were the most important factors that influenced the performance of the Pax World Balanced Fund during 2006?

A.  In 2006 the Fund continued to allocate more of its assets towards equities than bonds with 70% in stocks and 29% in bonds at year end. This proved to be a successful strategy as the S&P 500 Index, Nasdaq, and the Dow Jones Industrial Average all finished with strong gains for the year.

  An overweight allocation in the Telecom Service sector contributed positively to the Fund's performance on an absolute and relative to the S&P 500 Index basis. Our stock picks in the Consumer Discretionary sector proved to be fruitful, despite the Fund's being underweight in the sector.

  The Fund's overweight positions in the Information Technology and Healthcare sectors detracted from the return of the Fund on a relative to the S&P 500 Index basis. However, we continue to believe these sectors will become positive contributors to the Fund's performance in the future.

Q.  What are some examples of securities bought and sold by the Pax World Balanced Fund during 2006?

A.  The Fund added selectively to its Consumer Discretionary exposure with Coach, and GameStop. As the year progressed we started to position the Fund into some large cap tech names such as Intel and Cisco.

Portfolio Manager's Comments, continued

December 31, 2006

PAX WORLD Balanced Fund, Inc.

  The Fund had to exit out of its position in Koninklijke Philips Electronics NV because upon review it was discovered that the company generated weapons-related revenue. The Fund's position in Maverick was sold as a result of its merger with Tenaris SA. The Fund could not take a position in Tenaris due to its environmental record, but the Fund was paid a premium for its Maverick shares. Positions with a correlation to the housing market were sold off because of weak expectations and trends in housing prices. The Fund sold out of Masco Corp, Black and Decker, and St. Joe Company.

Portfolio Highlights

December 31, 2006

PAX WORLD Balanced Fund, Inc.

Ten Largest Holdings*, 12/31/06

Company/Percent of Net Assets
America Movil SA ADR	2.05%
Cisco Systems, Inc.	1.80%
Cemex SA ADR	1.50%
ENSCO International, Inc.	1.48%
Staples, Inc.	1.45%
Baker Hughes, Inc.	1.44%
Amgen, Inc.	1.39%
BT Group PLC ADR	1.36%
Automatic Data Processing, Inc.	1.34%
Veolia Environment ADR	1.28%
Total	15.09%

* Ten largest holdings do not include money market securities, certficates of deposit, commercial paper or cash and equivalents, if applicable.

Asset Allocation, 12/31/06

Sector Diversification, 12/31/06

Sector/Percent of Net Assets
U.S. Government Agency Bonds	20%
Information Technology	17%
Health Care	9%
Consumer Staples	8%
Energy	7%
Consumer Discretionary	6%
Telecommunication Services	6%
Industrials	5%
Mortgage-Backed Bonds	5%
Financials	5%
Corporate Bonds	4%
Utilities	4%
Materials	3%
Cash & Equivalents	1%
Total	100%

Portfolio Highlights, continued

December 31, 2006

PAX WORLD Balanced Fund, Inc.

Average Total Returns – Periods ended December 31, 2006

	1 Year	5 Years	10 Years
Balanced Fund[1]	10.71%	7.17%	9.52%
S&P 500 Index[2,5]	15.79%	6.19%	8.42%
60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index[3,5] Blend	11.12%	5.98%	7.88%
Lipper Balanced Fund Index[4,5]	11.60%	6.51%	7.44%

1  The Fund's adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800-767-1729.

2  The S&P 500 Index is an unmanaged index of large capitalization common stocks.

3  The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

4  The Lipper Balanced Fund Index tracks the results of the 30 largest mutual funds in the Lipper Balanced Fund Average, which tracks mutual funds whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds.

5  Unlike the Balanced Fund, the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Fund Index are not investments, are not professionally managed, have no policy of social responsibility and do not reflect deductions for fees, expenses or taxes.

Portfolio Managers' Comments

December 31, 2006

PAX WORLD Growth Fund, Inc.

CHRISTOPHER H. BROWN & ANTHONY TRZCINKA
PORTFOLIO CO-MANAGERS

Q.  How did the Pax World Growth Fund perform in 2006?

A.  For the one-year period ended December 31, 2006 the Fund had a total return of -2.26% vs. 15.79% for the S&P 500 Index and 9.21% for the Lipper Multi-Cap Growth Fund Index for the same period.

Q.  What were the most important factors that influenced the performance of the Pax World Growth Fund during 2006?

A.  The most important factors that influenced performance of the Growth Fund in 2006 were stock selection, portfolio concentration and a high cash balance.

  Specifically, Kinetic Concepts, Neoware, and Ensco International were major underperformers for the Fund. This underperformance of a few stocks had a significant impact on the Fund's overall performance because of the relatively focused nature of its portfolio. In addition, the large cash position in an up market hurt performance.

  A new portfolio management team took over on November 1, 2006. One of the first actions of the team was to increase the number of holdings in the Fund to potentially reduce volatility. Other actions included increasing foreign exposure and reducing the cash position.

Q.  What are some examples of securities bought and sold by the Pax World Growth Fund during 2006?

A.  Some of the more recent buys include Grupo Televisa, the largest media company in the Spanish-speaking world, Lowe's Companies, a building materials company, and Suntech Power Holdings Co., an Asian solar power company.

  Some recent sells include Cognizant Technology Solutions, Infrasource and Akamai Technologies. The Fund completely sold its position in Cognizant because we felt that the stock was fully valued or over-valued. The Fund's positions in Infrasource and Akamai were both scaled back because each appreciated to a point where we felt its weighting was too large for the portfolio.

Portfolio Highlights

December 31, 2006

PAX WORLD Growth Fund, Inc.

Ten Largest Holdings*, 12/31/06

Company/Percent of Net Assets
America Movil SA ADR	4.71%
Akamai Technologies, Inc.	4.53%
Gilead Sciences, Inc.	4.30%
Baker Hughes, Inc.	4.24%
Gardner Denver, Inc.	4.24%
Garmin Ltd	4.22%
j2 Global Communications, Inc.	3.87%
McKesson Corp.	3.84%
CommScope, Inc.	3.46%
Digital River, Inc.	3.17%
Total	40.58%

* Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Asset Allocation, 12/31/06

Sector Diversification, 12/31/06

Sector/Percent of Net Assets
Information Technology	35%
Health Care	12%
Telecommunication Services	11%
Energy	10%
Financials	8%
Consumer Staples	7%
Consumer Discretionary	7%
Industrials	5%
Utilities	2%
Cash & Equivalents	2%
Materials	1%
Total	100%

Portfolio Highlights, continued

December 31, 2006

PAX WORLD Growth Fund, Inc.

*  The line graph above for the Pax World Growth Fund includes the initial sales charge that was in effect until 11/01/1999. If the initial sales charge of 2.5% were not taken into account, a $10,000 investment on June 11, 1997 would have netted $12,531 as of December 31, 2006.

Average Total Returns – Periods ended December 31, 2006

	1 Year	5 Years	Since Inception†
Growth Fund[1]	-2.26%	6.30%	2.11%
Growth Fund (without sales charge)[1]	-2.26%	6.30%	2.39%
S&P 500 Index[2,4]	15.79%	6.19%	6.92%
Lipper Multi-Cap Growth Fund Index[3,4]	9.21%	4.73%	5.75%

†  June 11, 1997 all index returns are as of this date.

1  The Fund imposed sales charges (normally 2.5%) on shares of the Fund purchased prior to 11/01/1999. The sales charge was not in effect at any time during the one-year or five-year period ended 12-31-2006. The Fund's adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800-767-1729.

2  The S&P 500 Index is an unmanaged index of large capitalization common stocks.

3  The Lipper Multi-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Growth Fund Average, which is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in companies with a variety of market capitalization ranges without concentrating more than 75% in any one market capitalization range over an extended period of time.

4  Unlike the Growth Fund, the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index are not an investments, are not professionally managed, have no policy of social responsibility and do not reflect deductions for fees, expenses or taxes.

Portfolio Manager's Comments

December 31, 2006

PAX WORLD High Yield Fund, Inc.

MARY V. AUSTIN
PORTFOLIO MANAGER

Q.  How did the Pax World High Yield Fund perform in 2006?

A.  After a lackluster 2005, the high yield market bounced back in 2006. For the one-year period ended December 31, 2006, the Pax World High Yield Fund had a total return of 10.11% for the Individual Investor Class shares and 10.41% for Institutional Class shares. This compares to total returns of 11.64% for the Merrill Lynch High Yield Master I Index and 10.17% for the Lipper High Current Yield Fund Index for the same one-year period.

Q.  What were the most important factors that influenced the performance of the Pax World High Yield Fund during 2006?

A.  The Fund's performance was influenced by strong fundamentals in the high yield market, a stronger Euro, bond selection, and a capped fund expense ratio.

  The high yield market's strong fundamentals – low default rates, good liquidity and strong earnings – contributed to the Fund's returns for 2006. This was aided by the economy's "soft landing" and the so far limited effects of the housing slowdown.

  The Fund's 2006 performance was aided by some of its better-performing bonds. These included Wind Acquisition, an Italian telecom company and the number one mobile operator in Italy; Jafra, a Mexican cosmetics company that was purchased by Vorwerk, an investment grade company, thus improving its credit profile; and Alliance Imaging, an imaging company that has managed very well in a difficult healthcare environment.

  The High Yield Fund also benefited from some of its sector weightings. The Fund was overweight in the apparel and specialty retail sector, which had a better than average return. In addition, the Fund was underweight in the homebuilding, utilities, broadcasting, and chemical sectors. These sectors' returns were less than the market average.

  On May 1, 2006 the High Yield Fund's expense ratio was capped. At the Fund's inception in October 1999, the Fund's expense ratio was capped at 1.50% for Individual Investor Class shares and 0.99% for the

Portfolio Manager's Comments, continued

December 31, 2006

PAX WORLD High Yield Fund, Inc.

Institutional Investor Class. In May 2006, these expenses were capped at 0.99% and 0.74%, respectively. The lower expense ratio should continue to benefit the Fund's performance in 2007, with the fee reductions expected to remain in effect at least until December 31, 2007.

Q.  What are some examples of securities bought and sold by the Pax World High Yield Fund during 2006?

A.  The Fund sold Jafra Cosmetics, its top holding, after the bond moved closer to its call date and its yield and value declined. Fage, a Greek yogurt company, was sold due to glass being found in its children's yogurt. The Fund sold Vicorp, a restaurant operator with turnaround difficulties, after the bond appreciated, stemming mostly from last summer's declining gasoline prices.

  The Fund bought the new issue of Maxcom, a Mexican telecommunications company, whose debt is secured by its assets. At the same time the Fund sold Axtel, another Mexican telecom company, because it had appreciated in price and we wanted to limit our exposure to the Mexican telecom market.

  Other new issues that the Fund purchased were Travelport, which distributes travel and related products and services; CompuCom Systems, a provider of integrated IT solutions; and Hanesbrands, an apparel manufacturer.

  The Fund added to its positions in the energy sector earlier last year, including Verasun, the fourth largest ethanol producer. Although oil prices have recently declined, we are long-term investors and believe oil will return to its $55 - $65 price per barrel.

  The Fund sold its position in Kimball Hill, a U.S. home builder and purchased Urbi Desarrollos Urbanos, a Mexican homebuilder that is providing housing to lower and middle income people. The Fund also added Homex, another Mexican homebuilder with an outstanding social profile, and purchased Agile, a Chinese homebuilder.

Portfolio Highlights

December 31, 2006

PAX WORLD High Yield Fund, Inc.

Geographical Diversication 12/31/06

USA[1]	76%
Mexico	5%
South Africa	3%
Bermuda	2%
Italy	2%
Luxembourg	2%
France	2%
Singapore	1%
Brazil	1%
Cayman Islands	1%
Denmark	1%
Indonesia	1%
Bahamas	1%
Hong Kong	1%
China	1%
Total	100%

1 Includes money market securities, certificates of deposit, commercial paper, and cash and equivalents, if appplicable.

Ten Largest Holdings* 12/31/06

Company/Percent of Net Assets
Universal Hospital Services, Inc.	2.16%
Wind Acquisition Finance SA 144A	2.10%
Millicom International Cellular SA	2.02%
Hanesbrand, Inc. 144A	1.88%
Compagnie Generale De Geophysique	1.88%
Maxcom Telecomunicaciones SA 144A	1.88%
Leslie's Poolmart, Inc.	1.84%
Chattem, Inc.	1.82%
US Oncology, Inc.	1.78%
Foodcorp Ltd. 144A	1.73%
Total	19.09%

* Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Credit Quality, 12/31/06

Sector Diversification, 12/31/06

Sector/Percent of Net Assets
Consumer Discretionary	19%
Industrials	16%
Energy	15%
Telecommunication Services	12%
Health Care	9%
Consumer Staples	8%
Cash & Equivalents	6%
Materials	5%
Information Technology	5%
Financials	4%
Utilities	1%
Total	100%

Portfolio Highlights, continued

December 31, 2006

PAX WORLD High Yield Fund, Inc.

Average Total Returns – Periods ended December 31, 2006

	1 Year	5 Years	Since Inception†
High Yield Fund – Individual Investor Class[1]	10.11%	7.59%	5.57%
Merrill Lynch High Yield Master I Index[2,4]	11.64%	9.84%	7.22%
Lipper High Current Yield Fund Index[3,4]	10.17%	9.08%	4.93%

†  October 8, 1999 all index returns are as of this date.

1  Total return figures do not include the short-term redemption fee imposed on shares of the Fund redeemed within 45 days of purchase. The Fund's adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800-767-1729.

2  The Merrill Lynch High Yield Master I Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

3  The Lipper High Current Yield Fund Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Fund Average, which is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues.

4  Unlike the High Yield Fund, the Merrill Lynch High Yield Master I Index and the Lipper High Current Yield Fund Index is not an investment, is not professionally managed, has no policy of social responsibility and does not reflect deductions for fees, expenses or taxes.

Portfolio Highlights, continued

December 31, 2006

PAX WORLD High Yield Fund, Inc.

Average Total Returns – Periods ended December 31, 2006

	1 Year	Since Inception†
High Yield Fund – Institutional Class[1]	10.41%	8.80%
Merrill Lynch High Yield Master I Index[3,4]	11.64%	9.79%
Lipper High Current Yield Fund Index[3,4]	10.17%	9.14%

†  June 1, 2004 all index returns are as of this date.

1  Total return figures do not include the short-term redemption fee imposed on shares of the Fund redeemed within 45 days of purchase. The Fund's adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends, capital gains distributions, and changes in principal value and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800-767-1729.

2  The Merrill Lynch High Yield Master I Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

3  The Lipper High Current Yield Fund Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Fund Average, which is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues.

4  Unlike the High Yield Fund, the Merrill Lynch High Yield Master I Index and the Lipper High Current Yield Fund Index is not an investment, is not professionally managed, has no policy of social responsibility and does not reflect deductions for fees, expenses or taxes.

Shareholder Expense Examples

December 31, 2006

PAXWORLD

Examples

As a shareholder of the Pax World Balanced Fund, the Pax World Growth Fund or the Pax World High Yield Fund, you incur two types of costs: (1) transaction costs, including redemption fees with respect to the High Yield Fund; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the prospectus or talk to your financial adviser.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on July 1, 2006 and ending on December 31, 2006.

Actual Expenses

For each Fund, the first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. For each Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of $12. If you are invested in one of these account types, you should add an additional $12 to the estimated expenses paid during the period.

Hypothetical Examples for Comparison Purposes

For each Fund, the second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that IRA, Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of $12. If you are invested in one of these account types, you should add an additional $12 to the estimated expenses paid during the period.

Shareholder Expense Examples, continued

December 31, 2006

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the High Yield Fund's redemption fees. Therefore, for each Fund the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (7/1/2006)	Ending Account Value (12/31/2006)	Expenses Paid During Period* (7/1/2006 – 12/31/2006)
Pax World Balanced Fund
Actual	$1,000	$1,076.20	$4.87
Hypothetical (5% return before expenses)	$1,000	$1,020.52	$4.74
Pax World Growth Fund
Actual	$1,000	$996.80	$7.55
Hypothetical (5% return before expenses)	$1,000	$1,017.64	$7.63
Pax World High Yield Fund – Individual Investor Class Shares
Actual	$1,000	$1,070.40	$5.17
Hypothetical (5% return before expenses)	$1,000	$1,020.21	$5.04
Pax World High Yield Fund – Institutional Class Shares
Actual	$1,000	$1,071.70	$4.02
Hypothetical (5% return before expenses)	$1,000	$1,021.32	$3.92

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period beginning on July1, 2006 and ending on December 31, 2006). The annualized expense ratios for each of the Funds are as follows:
  Balanced Fund: 0.93%
  Growth Fund: 1.50%
  High Yield Fund – Individual Investor Class Shares: 0.99%
  High Yield Fund – Institutional Class Shares: 0.77%

Schedule of Investments

December 31, 2006

PAXWORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	NUMBER OF SHARES	VALUE
STOCKS: 70.8%
COMMON STOCKS: 70.6%
CONSUMER DISCRETIONARY: 6.4%
Bed Bath & Beyond, Inc. (a)	225,000	$8,572,500
Coach, Inc. (a)	476,000	20,448,960
GameStop Corp., Class A (a)	250,000	13,777,500
Grupo Televisa SA ADR	250,000	6,752,500
Honda Motor Co., Ltd. ADR	175,000	6,919,500
Lowe's Cos., Inc.	350,000	10,902,500
O'Reilly Automotive, Inc. (a)	150,000	4,809,000
Staples, Inc.	1,200,000	32,040,000
Timberland Co. Class A (a)	255,800	8,078,164
Time Warner, Inc.	250,000	5,445,000
Toyota Motor Credit Corp. ADR	100,000	13,431,000
Williams-Sonoma, Inc.	275,000	8,646,000
		139,822,624
CONSUMER STAPLES: 7.4%
Avon Products, Inc.	642,000	21,211,680
Corn Products International, Inc.	660,800	22,824,032
CVS Corp.	825,000	25,500,750
Estee Lauder Cos., Inc.	250,000	10,205,000
Kimberly-Clark Corp.	375,000	25,481,250
McCormick & Co., Inc.	350,000	13,496,000
PepsiCo, Inc.	247,730	15,495,511
Procter & Gamble Co.	425,000	27,314,750
		161,528,973
ENERGY: 7.3%
Apache Corp.	271,400	18,050,814
Baker Hughes, Inc.	425,000	31,730,500
BP PLC ADR	250,000	16,775,000
Chesapeake Energy Corp.	475,000	13,798,750
ENSCO International, Inc.	650,000	32,539,000
Equitable Resources, Inc.	500,600	20,900,050
Helix Energy Solutions Group, Inc. (a)	400,000	12,548,000
Suncor Energy, Inc.	140,000	11,047,400
Weatherford International Ltd. (a)	75,000	3,134,250
		160,523,764

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	NUMBER OF SHARES	VALUE
COMMON STOCKS, continued
FINANCIALS: 4.8%
Banco Bilbao Vizcaya Argentaria SA ADR	175,000	$4,210,500
CIT Group, Inc.	171,700	9,575,709
Hospitality Properties Trust	200,000	9,506,000
ING Groep NV ADR	290,200	12,818,134
Lincoln National Corp.	274,539	18,229,389
Mitsubishi UFJ Financial Group, Inc. ADR	1,000,000	12,450,000
National Bank of Greece SA ADR	1,100,000	10,230,000
Nomura Holdings, Inc. ADR	250,000	4,735,000
SLM Corp.	250,000	12,192,500
Willis Group Holdings Ltd.	275,200	10,928,192
		104,875,424
HEALTH CARE: 9.1%
Abbott Laboratories, Inc.	300,000	14,613,000
Amgen, Inc. (a)	450,000	30,739,500
AstraZeneca PLC ADR	318,100	17,034,255
Baxter International, Inc.	250,000	11,597,500
Becton Dickinson & Co.	127,100	8,916,065
Dentsply International, Inc.	351,402	10,489,350
GlaxoSmithKline PLC ADR	300,000	15,828,000
Henry Schein, Inc. (a)	220,660	10,807,927
Johnson & Johnson, Inc.	200,000	13,204,000
McKesson Corp.	400,000	20,280,000
Medtronic, Inc.	375,000	20,066,250
PRA International (a)	175,000	4,422,250
Senomyx, Inc. (a)	250,000	3,247,500
Stryker Corp.	300,000	16,533,000
		197,778,597
INDUSTRIALS: 5.3%
American Standard Cos., Inc.	290,300	13,310,255
Chicago Bridge & Iron Co. NV	329,600	9,011,264
Deere & Co.	210,800	20,040,756
Donnelley R R & Sons Co.	300,000	10,662,000
Gardner Denver, Inc. (a)	225,000	8,394,750
Joy Global, Inc.	200,000	9,668,000
Pentair, Inc.	83,700	2,628,180
Ryder Systems, Inc.	333,300	17,018,298

Schedule of Investments, continued

December 31, 2006

PAXWORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	NUMBER OF SHARES	VALUE
COMMON STOCKS, continued
INDUSTRIALS, continued
TNT NV ADR	325,000	$14,001,000
UTi Worldwide, Inc.	350,000	10,465,000
		115,199,503
INFORMATION TECHNOLOGY: 17.0%
Accenture Ltd. Class A	575,000	21,234,750
Amdocs Ltd. (a)	525,000	20,343,750
Applied Materials, Inc.	867,542	16,006,150
Automatic Data Processing, Inc.	600,000	29,550,000
Checkfree Corp. (a)	500,000	20,080,000
Cisco Systems, Inc. (a)	1,450,000	39,628,500
Citrix Systems, Inc. (a)	391,000	10,576,550
EMC Corp. (a)	1,750,000	23,100,000
Entegris, Inc. (a)	938,600	10,155,652
Fair Isaac Corp.	318,900	12,963,285
Fiserv, Inc. (a)	500,000	26,210,000
Hewitt Associates, Inc. (a)	320,300	8,247,725
Intel Corp.	525,000	10,631,250
Intuit, Inc. (a)	600,000	18,306,000
Jabil Circuit, Inc.	260,000	6,383,000
Komag, Inc. (a)	100,000	3,788,000
Microsoft Corp.	800,000	23,888,000
Nam Tai Electronics, Inc.	375,000	5,696,250
Nokia OYJ ADR	1,025,000	20,828,000
QUALCOMM, Inc.	278,000	10,505,620
SAP Aktiengesellschaft ADR	219,700	11,666,070
Seagate Technology	500,000	13,250,000
Yahoo!, Inc. (a)	275,000	7,023,500
		370,062,052
MATERIALS: 3.0%
Aracruz Celulose SA ADR	175,000	10,717,000
Bemis Co.	177,700	6,038,246
Cemex SA ADR	974,899	33,029,578
Sealed Air Corp.	250,000	16,230,000
		66,014,824
TELECOMMUNICATION SERVICES: 6.4%
Alltel Corp.	400,000	24,192,000
America Movil SA ADR	1,000,000	45,220,000

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	NUMBER OF SHARES	VALUE
COMMON STOCKS, continued
TELECOMMUNICATION SERVICES, continued
BT Group PLC ADR	500,000	$29,945,000
Deutsche Telekom AG ADR	320,766	5,837,941
Philippine Long Distance Telephone Co. ADR	99,900	5,107,887
Telefonos de Mexico SA ADR (ordinary shares L)	500,000	14,130,000
Vodafone Group PLC ADR	400,000	11,112,000
Windstream Corp.	258,481	3,675,600
		139,220,428
UTILITIES: 3.9%
Aqua America, Inc.	443,833	10,110,516
Dynegy, Inc. Class A (a)	9,757	70,641
KeySpan Corp.	300,000	12,354,000
UGI Corp.	500,000	13,640,000
Questar Corp.	250,000	20,762,500
Veolia Environnement ADR	375,000	28,222,500
		85,160,157
TOTAL COMMON STOCKS (Cost $1,101,634,588)		1,540,186,346
PREFERRED STOCKS: 0.2%
FINANCIALS: 0.2%
Aegon NV	45,000	1,169,550
Federal Home Loan Mortgage Corp.	25,000	1,071,875
HRPT Properties Trust Series B	50,000	1,285,500
Regency Centers Corp.	32,000	818,560
TOTAL PREFERRED STOCKS (Cost $4,424,840)		4,345,485
TOTAL STOCKS (Cost $1,106,059,428)		1,544,531,831

Schedule of Investments, continued

December 31, 2006

PAXWORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
BONDS: 29.0%
MORTGAGE-BACKED SECURITIES: 5.2%
U.S. GOVERNMENT MORTGAGE-BACKED: 4.8%
FREDDIE MAC (MORTGAGE-BACKED): 1.0%
5.000%, 07/01/07	$126,941	$126,424
4.500%, 03/01/08	799,896	793,919
4.500%, 04/01/08	937,604	930,388
3.500%, 05/01/08	1,215,896	1,182,702
5.000%, 10/01/08	1,171,261	1,166,641
4.000%, 04/01/10	2,136,944	2,088,182
4.000%, 09/01/10	2,976,657	2,880,899
4.000%, 05/01/14	2,240,120	2,164,227
4.000%, 09/01/18	758,251	715,139
4.500%, 09/01/18	1,294,228	1,250,369
5.000%, 10/01/18	1,083,334	1,066,727
5.500%, 10/01/18	547,307	547,999
5.500%, 10/01/18	644,124	644,938
5.000%, 11/01/18	653,446	643,429
5.000%, 11/01/18	570,679	561,931
6.500%, 05/01/29	375,168	384,673
6.500%, 12/01/29	417,657	428,239
6.500%, 06/01/32	601,601	615,117
6.000%, 05/01/36	1,666,064	1,678,386
5.702%, 05/01/36	2,084,923	2,102,295
		21,972,624
FANNIE MAE (MORTGAGE-BACKED): 3.9%
5.500%, 09/01/09	1,070,403	1,076,127
4.000%, 09/01/10	1,281,953	1,243,284
5.500%, 11/01/11	693,019	696,725
5.000%, 01/01/14	1,455,981	1,443,445
5.000%, 02/01/14	1,026,502	1,017,663
5.500%, 10/01/14	1,989,203	1,997,011
5.500%, 11/01/14	2,157,368	2,165,440
5.000%, 04/01/18	3,594,247	3,541,357
4.500%, 07/01/18	4,060,375	3,926,584
5.000%, 11/01/18	209,732	206,645
5.000%, 11/01/18	814,634	802,647
5.000%, 11/01/18	794,760	783,065
5.000%, 02/01/19	2,062,685	2,030,018
5.000%, 04/01/19	769,710	757,520
5.000%, 06/01/19	2,014,341	1,982,439

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
MORTGAGE-BACKED SECURITIES, continued
FANNIE MAE (MORTGAGE-BACKED), continued
5.500%, 07/01/19	$2,025,066	$2,026,524
4.500%, 11/01/19	2,270,809	2,193,290
5.000%, 01/01/20	1,951,649	1,920,741
5.000%, 03/01/20	1,835,267	1,804,257
5.000%, 10/01/23	1,937,476	1,887,593
4.500%, 01/01/25	1,700,893	1,615,851
5.000%, 06/01/25	2,502,625	2,435,322
5.000%, 11/01/25	3,421,642	3,329,624
8.000%, 05/01/30	196,470	207,223
6.500%, 06/01/32	585,129	598,541
4.000%, 11/01/33	3,410,040	3,106,739
4.435%, 12/01/33	957,901	949,580
4.662%, 12/01/33	1,726,664	1,733,157
4.275%, 01/01/35	3,854,488	3,762,789
4.482%, 03/01/35	4,918,772	4,983,702
6.000%, 04/01/35	1,978,147	1,991,973
4.646%, 06/01/35	1,583,172	1,554,403
5.000%, 06/01/35	1,393,585	1,345,843
5.000%, 07/01/35	1,655,228	1,598,523
5.500%, 07/01/35	2,059,844	2,036,317
5.000%, 08/01/35	1,561,291	1,507,805
5.500%, 11/01/35	2,359,957	2,333,003
5.500%, 12/01/35	1,116,654	1,103,900
5.500%, 12/01/35	1,503,275	1,486,106
5.500%, 12/01/35	1,929,703	1,907,663
6.000%, 04/01/36	1,343,104	1,352,198
6.000%, 04/01/36	1,162,727	1,170,600
5.384%, 05/01/36 (b)	3,545,605	3,555,577
6.000%, 08/01/36	2,372,065	2,388,126
6.500%, 08/01/36	1,431,268	1,458,253
6.000%, 09/01/36	898,780	904,866
		83,920,059
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 0.0%
6.000%, 02/15/19	620,764	630,475
COMMERCIAL MORTGAGE-BACKED: 0.3%
JP Morgan Chase Commercial Mortgage Securities Corp. 4.738%, 07/15/42	2,000,000	1,920,544

Schedule of Investments, continued

December 31, 2006

PAXWORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
MORTGAGE-BACKED SECURITIES, continued
COMMERCIAL MORTGAGE-BACKED, continued
Morgan Stanley Capital I Class A 4.989%, 08/13/42	$2,000,000	$1,953,976
Nomura Asset Securities Corp. 6.590%, 03/15/30	2,974,489	3,012,126
		6,886,646
TOTAL MORTGAGE-BACKED SECURITIES (Cost $115,547,045)		113,409,804
U.S. GOVERNMENT AGENCY BONDS: 19.5%
FEDERAL FARM CREDIT BANK: 1.9%
5.080%, 04/03/07	3,000,000	2,998,989
5.300%, 01/10/08	3,000,000	2,996,715
3.700%, 10/27/08	3,000,000	2,929,176
4.550%, 04/26/10	5,000,000	4,909,010
4.480%, 06/21/10	3,000,000	2,938,725
5.500%, 02/15/11	5,000,000	4,976,875
4.950%, 05/09/12	7,000,000	6,868,176
4.950%, 05/16/12	5,000,000	4,905,490
4.950%, 06/20/12	3,000,000	2,942,226
4.990%, 01/28/15	1,000,000	967,578
5.300%, 06/22/15	3,000,000	2,904,732
5.500%, 08/17/20	1,500,000	1,455,780
		41,793,472
FEDERAL HOME LOAN BANK SYSTEM: 11.4%
2.625%, 01/30/07	3,000,000	2,994,069
5.050%, 02/05/07	3,000,000	2,999,283
5.000%, 02/09/07	5,000,000	4,997,525
5.050%, 02/28/07	3,000,000	2,998,764
4.135%, 03/29/07	5,815,000	5,800,567
5.150%, 04/12/07	3,000,000	2,999,724
5.125%, 04/13/07	3,000,000	2,999,811
5.230%, 04/30/07	4,000,000	3,998,840
3.280%, 05/07/07	3,000,000	2,980,812
3.100%, 05/21/07	5,000,000	4,961,195
5.130%, 06/04/07	3,000,000	2,999,313
4.250%, 08/08/07	3,000,000	2,980,683
4.000%, 09/24/07	3,000,000	2,973,369
4.350%, 09/28/07	2,000,000	1,986,904

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT AGENCY BONDS, continued
FEDERAL HOME LOAN BANK SYSTEM, continued
5.100%, 09/28/07	$3,000,000	$2,996,532
4.375%, 10/10/07	2,855,000	2,836,094
4.000%, 01/28/08	1,500,000	1,481,273
3.520%, 01/30/08	3,000,000	2,947,653
4.500%, 02/15/08	2,000,000	1,985,000
3.200%, 03/03/08	3,000,000	2,933,310
5.100%, 03/06/08	2,000,000	1,998,088
5.200%, 03/28/08	3,000,000	2,997,486
3.700%, 04/02/08	5,000,000	4,912,430
5.500%, 04/10/08	1,500,000	1,499,926
3.500%, 04/21/08	4,000,000	3,917,932
3.530%, 04/29/08	4,000,000	3,918,480
5.500%, 06/27/08	3,000,000	3,001,581
4.100%, 07/14/08	4,000,000	3,940,900
4.000%, 07/17/08	1,500,000	1,486,094
3.510%, 07/22/08	2,500,000	2,441,858
4.560%, 08/12/08	2,635,000	2,608,750
4.250%, 08/14/08	2,750,000	2,725,877
4.375%, 10/03/08	8,000,000	7,903,032
3.750%, 10/21/08	5,000,000	4,887,460
4.100%, 11/17/08	3,000,000	2,947,413
4.125%, 11/17/08	3,000,000	2,948,589
4.250%, 12/03/08	3,000,000	2,953,455
4.500%, 12/11/08	1,000,000	995,857
4.000%, 01/29/09	3,000,000	2,937,990
3.790%, 02/13/09	4,000,000	3,900,868
3.750%, 03/24/09	3,000,000	2,919,621
5.300%, 04/30/09	3,000,000	2,990,151
5.375%, 05/15/09	2,000,000	2,015,110
4.520%, 08/26/09	3,000,000	2,954,583
4.000%, 10/19/09	3,000,000	2,919,789
5.240%, 11/03/09	5,000,000	5,004,765
4.350%, 02/16/10	3,000,000	2,936,934
4.450%, 02/24/10	3,000,000	2,943,096
5.000%, 02/25/10	2,740,000	2,716,899
5.040%, 06/07/10	3,000,000	2,973,759
4.500%, 07/27/10	4,100,000	4,020,300
4.500%, 08/04/10	3,000,000	2,942,427
4.625%, 10/07/10	5,000,000	4,909,045
5.625%, 06/09/11	2,500,000	2,502,017
5.050%, 08/24/11	3,000,000	2,982,123
5.300%, 10/27/11	3,000,000	2,986,647

Schedule of Investments, continued

December 31, 2006

PAXWORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT AGENCY BONDS, continued
FEDERAL HOME LOAN BANK SYSTEM, continued
4.875%, 11/15/11	$6,000,000	$5,973,948
4.875%, 12/01/11	3,250,000	3,189,719
5.600%, 12/29/11	3,525,000	3,511,577
4.270%, 01/17/12	3,000,000	2,889,102
4.950%, 01/26/12	3,000,000	2,947,857
4.800%, 03/09/12	3,000,000	2,934,771
4.950%, 03/15/12	3,000,000	2,946,063
5.250%, 05/03/12	5,000,000	4,938,305
4.650%, 06/29/12	3,000,000	2,916,726
4.770%, 07/06/12	2,000,000	1,951,780
4.800%, 07/19/12	3,500,000	3,418,086
5.300%, 08/16/12	3,000,000	2,966,280
5.100%, 09/21/12	2,000,000	1,965,820
6.100%, 07/05/13	4,000,000	4,001,528
5.550%, 11/21/13	6,240,000	6,216,700
5.750%, 12/13/13	3,000,000	2,981,916
5.450%, 04/27/15	3,000,000	2,954,619
5.250%, 07/14/16	3,000,000	2,921,691
6.000%, 09/13/16	5,000,000	4,987,100
4.000%, 07/16/18	1,000,000	949,981
4.650%, 12/09/19	1,515,000	1,502,000
		248,557,622
FREDDIE MAC (AGENCY): 3.3%
3.800%, 06/28/07	3,000,000	2,979,198
3.000%, 08/15/07	3,000,000	2,959,191
4.050%, 09/24/07	2,500,000	2,476,585
5.125%, 10/24/07	4,500,000	4,495,532
3.250%, 03/14/08	3,000,000	2,933,730
3.500%, 04/15/08	5,305,000	5,197,584
4.125%, 08/19/08	7,000,000	6,894,069
4.000%, 01/14/09	3,000,000	2,936,724
3.500%, 04/01/09	3,000,000	2,905,002
4.850%, 12/07/09	4,000,000	3,950,780
5.250%, 02/24/11	3,000,000	2,998,632
5.875%, 03/21/11	3,000,000	3,084,825
5.250%, 10/06/11	7,500,000	7,468,658
5.500%, 11/28/11	3,000,000	2,987,355
6.250%, 03/05/12	4,000,000	4,005,972
5.600%, 09/26/13	2,500,000	2,501,435
5.000%, 07/15/14	1,500,000	1,501,835
6.000%, 10/19/16	10,000,000	9,956,240
		72,233,347

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT AGENCY BONDS, continued
FANNIE MAE (AGENCY): 2.9%
4.750%, 08/03/07	$3,625,000	$3,614,332
4.300%, 11/28/07	3,000,000	2,975,247
3.750%, 05/12/08	3,000,000	2,946,219
4.000%, 08/08/08	3,000,000	2,950,830
3.750%, 12/08/08	3,000,000	2,928,453
5.375%, 01/05/09	3,000,000	2,994,864
4.000%, 01/26/09	4,000,000	3,920,484
3.200%, 02/17/09	7,324,000	7,139,801
4.250%, 05/12/09	4,000,000	3,927,048
5.750%, 06/29/09	2,000,000	2,003,590
5.400%, 08/28/09	2,000,000	1,998,264
4.250%, 11/23/09	2,000,000	1,957,360
4.750%, 04/19/10	3,000,000	2,969,250
4.375%, 06/21/10	6,000,000	5,889,228
5.250%, 11/30/10	3,879,000	3,858,271
5.030%, 09/23/11	5,000,000	4,935,945
5.250%, 07/14/15	4,000,000	3,916,348
6.000%, 09/25/30	3,250,000	3,287,290
		64,212,824
TOTAL U.S. GOVERNMENT AGENCY BONDS (Cost $432,007,715)		426,797,265
CORPORATE BONDS: 4.3%
CONSUMER DISCRETIONARY: 0.6%
American Honda Finance Corp. 3.750%, 03/16/11(c)(JP)	2,000,000	2,584,330
Toyota Motor Credit Corp. 4.830%, 07/28/08	3,000,000	2,954,010
Toyota Motor Credit Corp. 2.750%, 08/06/09	1,636,350	1,581,230
Toyota Motor Credit Corp. 4.625%, 02/01/11 (d) (JP)	2,000,000	3,803,500
Toyota Motor Credit Corp. 2.810%, 01/18/15	2,000,000	1,812,600
		12,735,670
CONSUMER STAPLES: 0.2%
Avon Products, Inc. 5.125%, 01/15/11	3,000,000	2,974,152

Schedule of Investments, continued

December 31, 2006

PAXWORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS, continued
CONSUMER STAPLES, continued
Estee Lauder Cos., Inc. 6.000%, 01/15/12	$1,599,000	$1,648,959
		4,623,111
FINANCIALS: 1.8%
AFLAC, Inc. 6.500%, 04/15/09	5,000,000	5,126,565
Chubb Corp. 3.950%, 04/01/08	5,000,000	4,916,720
CIT Group, Inc. 5.500%, 11/30/07	10,000,000	10,024,220
CIT Group, Inc. 5.610%, 11/23/07	3,000,000	3,007,944
SLM Corp. Tranche TR 00034 4.000%, 01/15/09	4,000,000	3,913,056
SLM Corp. Tranche TR 00084 3.210%, 06/01/09	2,000,000	1,909,120
SLM Corp. Tranche TR 00087 5.517%, 07/27/09	2,000,000	2,004,928
SLM Corp. Tranche TR 00079 3.340%, 02/01/10	1,700,000	1,615,136
SLM Corp. Tranche TR 00480 3.060%, 12/15/12	2,500,000	2,319,450
SLM Corp. Tranche TR 00061 3.868%, 06/23/14	1,600,000	1,478,480
SLM Corp. Tranche TR 00066 4.000%, 07/25/14	3,075,000	2,828,723
		39,144,342
HEALTH CARE: 0.6%
GlaxoSmithKline Capital PLC 3.000%, 06/18/12(c)(GB)	1,550,000	1,934,419
UnitedHealth Group, Inc. 5.200%, 01/17/07	4,835,000	4,834,541
WellPoint, Inc. 3.750%, 12/14/07	2,000,000	1,968,880
WellPoint, Inc. 4.250%, 12/15/09	3,000,000	2,918,106
		11,655,946

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS, continued
INDUSTRIALS: 0.2%
Pentair, Inc. 7.850%, 10/15/09	$5,000,000	$5,281,670
INFORMATION TECHNOLOGY: 0.1%
Fiserv, Inc. 4.000%, 04/15/08	3,000,000	2,942,454
TELECOMMUNICATION SERVICES: 0.5%
America Movil SA 9.000%, 01/15/16 (e) (MX)	20,000,000	1,932,781
British Telecommunications PLC 8.375%, 12/15/10	5,000,000	5,584,750
CenturyTel, Inc. 5.000%, 02/15/15	2,000,000	1,826,836
Telefonos de Mexico SA 8.750%, 01/31/16 (e) (MX)	21,000,000	2,015,906
		11,360,273
UTILITIES: 0.3%
National Fuel Gas Co. 6.303%, 05/27/08	5,500,000	5,574,607
TOTAL CORPORATE BONDS (Cost $95,380,141)		93,318,073
TOTAL BONDS (Cost $642,934,901)		633,525,142
CERTIFICATES OF DEPOSIT: 0.0%
Self Help Credit Union 4.900%, 05/26/07	250,000	250,000
South Shore Bank 4.600%, 04/11/07	500,000	500,000
TOTAL CERTIFICATES OF DEPOSIT (Cost $750,000)		750,000

Schedule of Investments, continued

December 31, 2006

PAXWORLD Balanced Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS, continued
MONEY MARKET SHARES: 0.7%
Pax World Money Market Fund (f) (Cost $14,208,779)	$14,208,779	$14,208,779
TOTAL INVESTMENTS: 100.5% (COST $1,763,953,108)		2,193,015,752
Other assets and liabilities (Net): (0.5%)		(11,789,129)
Net Assets: 100.0%		$2,181,226,623

(a)  Non-income producing security.

(b)  Fair valued security.

(c)  Principal amount is in Euro dollars; value is in U.S. dollars.

(d)  Principal amount is in Great British pounds; value is in U.S. dollars.

(e)  Principal amount is in Mexican pesos; value is in U.S. dollars.

(f)  Affiliate – security is managed by Pax World Management Corp., the Fund's Adviser.

ADR  American Depository Receipt

JP  Japan

GB  Great Britain

MX  Mexico

See notes to financial statements

Schedule of Investments

December 31, 2006

PAXWORLD Growth Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	NUMBER OF SHARES	VALUE
COMMON STOCKS: 97.9%
CONSUMER DISCRETIONARY: 7.0%
Asbury Automotive Group, Inc.	40,000	$942,400
Grupo Televisa SA ADR	50,000	1,350,500
Lowe's Cos, Inc.	40,000	1,246,000
TJX Cos, Inc.	29,600	844,192
Tractor Supply Co. (a)	30,000	1,341,300
Viacom, Inc. Class B (a)	40,000	1,641,200
		7,365,592
CONSUMER STAPLES: 7.1%
CVS Corp.	90,000	2,781,900
Hain Celestial Group, Inc. (a)	60,000	1,872,600
PepsiCo, Inc.	27,270	1,705,738
Whole Foods Market, Inc.	25,000	1,173,250
		7,533,488
ENERGY: 10.4%
Aventine Renewable Energy Holdings, Inc. (a)	50,000	1,178,000
Baker Hughes, Inc.	60,000	4,479,600
Devon Energy Corp.	15,000	1,006,200
Enbridge Energy Partners LP	15,000	740,850
ONEOK Partners LP	15,000	950,100
Plains All American Pipeline LP	15,000	768,000
Suntech Power Holdings Co. Ltd. ADR (a)	30,000	1,020,300
Superior Energy Services (a)	25,000	817,000
		10,960,050
FINANCIALS: 8.3%
Investment Technology Group, Inc. (a)	70,000	3,001,600
Nasdaq Stock Market, Inc. (a)	70,000	2,155,300
Sumitomo Mitsui Financial Group, Inc. ADR	102,000	1,053,150
Tower Group, Inc.	81,100	2,519,777
		8,729,827
HEALTH CARE: 11.7%
Gilead Sciences, Inc. (a)	70,000	4,545,100
McKesson Corp.	80,000	4,056,000

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	NUMBER OF SHARES	VALUE
COMMON STOCKS, continued
HEALTH CARE, continued
Pharmaceutical Product Development, Inc.	25,000	$805,500
Psychiatric Solutions, Inc. (a)	80,000	3,001,600
		12,408,200
INDUSTRIALS: 4.9%
Gardner Denver, Inc. (a)	120,000	4,477,200
United Parcel Service, Inc. Class B	10,000	749,800
		5,227,000
INFORMATION TECHNOLOGY: 35.0% (b)
Akamai Technologies, Inc. (a)	90,000	4,780,800
Alliance Data Systems Corp. (a)	50,000	3,123,500
Allscripts Healthcare Solutions, Inc. (a)	80,000	2,159,200
Canon, Inc. ADR	30,000	1,697,700
Cerner Corp. (a)	50,000	2,275,000
Cisco Systems, Inc. (a)	20,000	546,600
CommScope, Inc. (a)	120,000	3,657,600
Digital River, Inc. (a)	60,000	3,347,400
Garmin Ltd.	80,000	4,452,800
j2 Global Communications, Inc. (a)	150,000	4,087,500
Marvell Technology Group Ltd. (a)	30,000	575,700
Micron Technology, Inc. (a)	50,000	698,000
Network Appliance, Inc. (a)	50,000	1,964,000
Quality Systems, Inc.	70,000	2,608,900
Yahoo!, Inc. (a)	40,000	1,021,600
		36,996,300
MATERIALS: 0.5%
Cemex SA ADR	15,000	508,200
TELECOMMUNICATION SERVICES: 10.7%
America Movil SA ADR	110,000	4,974,200
Deutsche Telekom AG ADR	57,834	1,052,579
Infrasource Services, Inc. (a)	66,400	1,445,528

Schedule of Investments, continued

December 31, 2006

PAXWORLD Growth Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	NUMBER OF SHARES	VALUE
COMMON STOCKS, continued
TELECOMMUNICATION SERVICES, continued
Quanta Services, Inc. (a)	80,000	$1,573,600
Vodafone Group PLC ADR	80,000	2,222,400
		11,268,307
UTILITIES: 2.3%
Questar Corp.	30,000	2,491,500
TOTAL COMMON STOCKS (Cost $91,114,588)		103,488,464
MONEY MARKET SHARES: 2.0%
Pax World Money Market Fund (c) (Cost $2,063,753)	2,063,753	2,063,753
TOTAL INVESTMENTS: 99.9% (Cost $93,178,341)		105,552,217
Other assets and liabilities (Net): 0.1%		61,786
Net Assets: 100.0%		$105,614,003

(a)  Non-income producing security.

(b)  Broad industry sectors used for financial reporting purposes. Diversification compliance testing is based on narrower industries within broad sector. Fund meets diversification requirements.

(c)  Affiliate – security is managed by Pax World Management Corp., the Fund's Adviser.

ADR American Depository Receipt

See notes to financial statements

Schedule of Investments

December 31, 2006

PAXWORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	NUMBER OF SHARES	VALUE
PREFERRED STOCKS: 1.3%
FINANCIALS: 1.3%
Health Care REIT, Inc. Preferred Series F	40,000	$1,034,800
TOTAL PREFERRED STOCKS (Cost $992,800)		1,034,800
CORPORATE BONDS: 92.1%	PRINCIPAL AMOUNT
CONSUMER DISCRETIONARY: 19.3%
Blockbuster, Inc. 9.000%, 09/01/12	$1,000,000	972,500
Brookstone Co., Inc. 12.000%, 10/15/12	1,250,000	1,228,125
Brown Shoe Co., Inc. 8.750%, 05/01/12	750,000	795,000
FTD, Inc. 7.750%, 02/15/14	716,000	720,475
Gregg Appliances, Inc. 9.000%, 02/01/13	1,000,000	960,000
Hanesbrands, Inc., 144A 8.735%, 12/15/14 (a)	1,500,000	1,533,750
Harry & David Holdings, Inc. 9.000%, 03/01/13	750,000	735,375
Interactive Health LLC, 144A 7.250%, 04/01/11 (a)(b)	1,211,000	884,030
Leslie's Poolmart, Inc. 7.750%, 02/01/13	1,500,000	1,500,000
Levi Strauss & Co. 8.875%, 04/01/16	1,000,000	1,050,000
Perry Ellis International, Inc. 8.875%, 09/15/13	1,360,000	1,366,800
Quiksilver, Inc. 6.875%, 04/15/15	1,000,000	987,500
Riddell Bell Holdings, Inc. 8.375%, 10/01/12	1,025,000	1,007,063
Steinway Musical Instruments, 144A 7.000%, 03/01/14 (a)	600,000	589,500
Uno Restaurant Corp., 144A 10.000%, 02/15/11 (a)	750,000	626,250
Vitamin Shoppe Industries, Inc. 12.874%, 11/15/12	750,000	783,750
		15,740,118

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS, continued
CONSUMER STAPLES: 7.9%
Chattem, Inc. 7.000%, 03/01/14	$1,500,000	$1,485,000
Dean Foods Co. 6.900%, 10/15/17	1,000,000	1,000,000
Foodcorp Ltd., 144A 8.875%, 06/15/12 (a)(c)(SA)	1,000,000	1,411,973
NBTY, Inc. 7.125%, 10/01/15	1,250,000	1,231,250
Pinnacle Foods Group, Inc. 8.250%, 12/01/13	1,250,000	1,285,938
		6,414,161
ENERGY: 14.6%
Adaro Finance BV, 144A 8.500%, 12/08/10 (a)	750,000	768,750
Allis-Chalmers Energy, Inc., 144A 9.000%, 01/15/14 (a)	1,000,000	1,010,000
Compagnie Generale de Geophysique 7.500%, 05/15/15	1,515,000	1,530,150
Copano Energy LLC 8.125%, 03/01/16	1,040,000	1,081,600
Denbury Resources, Inc. 7.500%, 12/15/15	1,000,000	1,025,000
FPL Energy National Wind FDG LLC, 144A 6.125%, 03/25/19 (a)(b)	911,870	884,985
LPG International, Inc. 7.250%, 12/20/15	1,000,000	1,010,000
Range Resources Corp. 7.500%, 05/15/16	1,000,000	1,030,000
SESI LLC 6.875%, 06/01/14	750,000	750,000
Ship Finance International Ltd. 8.500%, 12/15/13	1,000,000	1,003,750
VeraSun Energy Corp. 9.875%, 12/15/12	750,000	798,750
Whiting Petroleum Corp. 7.000%, 02/01/14	1,000,000	1,002,500
		11,895,485
FINANCIALS: 3.0%
FTI Consulting, Inc., 144A 7.750%, 10/01/16 (a)	1,000,000	1,042,500

Schedule of Investments, continued

December 31, 2006

PAXWORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS, continued
FINANCIALS, continued
LaBranche & Co., Inc. 11.000%, 05/15/12	$500,000	$541,250
Thornburg Mortgage, Inc. 8.000%, 05/15/13	875,000	870,625
		2,454,375
HEALTH CARE: 9.5%
Alliance Imaging, Inc. 7.250%, 12/15/12	925,000	883,375
Concentra Operations Corp. 9.500%, 08/15/10	1,250,000	1,318,750
Mylan Laboratories, Inc. 6.375%, 08/15/15	1,250,000	1,243,750
Select Medical Corp. 7.625%, 02/01/15	1,250,000	1,043,750
Universal Hospital Services, Inc. 10.125%, 11/01/11	1,645,000	1,764,263
U.S. Oncology, Inc. 10.750%, 08/15/14	1,305,000	1,448,550
		7,702,438
INDUSTRIALS: 15.7%
Agile Property Holdings Ltd., 144A 9.000%, 09/22/13 (a)	500,000	516,250
Buhrmann U.S., Inc. 8.250%, 07/01/14	1,000,000	997,500
Case Corp. 7.250%, 01/15/16	1,000,000	1,017,500
Da-Lite Screen Co., Inc. 9.500%, 05/15/11	1,250,000	1,306,250
Desarrolladora Homex SA 7.500%, 09/28/15	1,000,000	1,025,000
IKON Office Solutions, Inc. 7.300%, 11/01/27	1,000,000	876,812
Interline Brands, Inc. 8.125%, 06/15/14	500,000	516,250
Knowledge Learning Corp., Inc., 144A 7.750%, 02/01/15 (a)	750,000	721,875
PHI, Inc. 7.125%, 04/15/13	750,000	729,375
Ply Gem Industries, Inc. 9.000%, 02/15/12	1,000,000	855,000

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS, continued
INDUSTRIALS, continued
RathGibson, Inc. 11.250%, 02/15/14	$745,000	$793,425
Travelport, Inc., 144A8.252%, 09/01/14 (a)(c)(US)	500,000	646,604
Travelport, Inc., 144A 9.875%, 09/01/14 (a)	1,000,000	1,010,000
Ultrapetrol Bahamas Ltd. 9.000%, 11/24/14	750,000	732,187
Urbi Desarrollos Urbanos SA, 144A 8.500%, 04/19/16 (a)	1,000,000	1,086,000
		12,830,028
INFORMATION TECHNOLOGY: 4.7%
Compucom Systems, Inc., 144A 12.000%, 11/01/14 (a)	750,000	776,250
Dycom Industries, Inc. 8.125%, 10/15/15	1,000,000	1,040,000
Freescale Semiconductor, Inc., 144A 10.125%, 12/15/16 (a)	1,000,000	1,006,250
Stats Chippac Ltd. 7.500%, 07/19/10	1,000,000	1,012,500
		3,835,000
MATERIALS: 4.7%
Blue Ridge Paper Products, Inc. 9.500%, 12/15/08	500,000	485,000
Cellu Tissue Holdings, Inc. 9.750%, 03/15/10	1,250,000	1,240,625
CSN Islands IX Corp., 144A 10.000%, 01/15/15 (a)	750,000	877,500
Russell-Stanley Holdings, Inc., 144A 9.000%, 11/30/08(a)(b)(d)(e)	36,532	8,768
WII Components, Inc. 10.000%, 02/15/12	1,175,000	1,216,125
		3,828,018
TELECOMMUNICATION SERVICES: 11.7%
Cell C (PTY) Ltd., 144A 8.625%, 07/01/12 (a)(c)(SA)	1,000,000	1,331,147
City Telecom Ltd. 8.750%, 02/01/15	675,000	606,656

Schedule of Investments, continued

December 31, 2006

PAXWORLD High Yield Fund, Inc.

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS, continued
TELECOMMUNICATION SERVICES, continued
Digicel Ltd., 144A 9.250%, 09/01/12 (a)	$750,000	$804,375
Maxcom Telecomunicaciones SA, 144A 11.000%, 12/15/14 (a)	1,500,000	1,530,000
Millicom International Cellular SA 10.000%, 12/01/13	1,500,000	1,642,500
Nordic Telephone Co. Holdings ApS, 144A 8.875%, 05/01/16 (a)	750,000	806,250
Wind Acquisition Finance SA, 144A 10.750%, 12/01/15 (a)	1,500,000	1,713,750
Windstream Corp., 144A 8.625%, 08/01/16 (a)	1,000,000	1,100,000
		9,534,678
UTILITIES: 1.0%
Ormat Funding Corp. 8.250%, 12/30/20	780,600	800,115
TOTAL CORPORATE BONDS (Cost $74,421,272)		75,034,416
CERTIFICATES OF DEPOSIT: 0.7%
Self Help Credit Union 4.890%, 01/17/07	100,000	100,000
Shore Bank 4.370%, 11/28/08	100,000	100,000
Shore Bank Pacific 4.360%, 05/06/07	100,000	100,000
Shore Bank Chicago 4.450%, 01/13/07	100,000	100,000
Shore Bank Pacific 4.500%, 01/15/07	200,000	200,000
TOTAL CERTIFICATES OF DEPOSIT (Cost $600,000)		600,000

PERCENT OF NET ASSETS, NAME OF ISSUER AND TITLE OF ISSUE	NUMBER OF SHARES	VALUE
MONEY MARKET SHARES: 3.4%
Pax World Money Market Fund (f) (Cost $2,781,266)	2,781,266	$2,781,266
TOTAL INVESTMENTS: 97.5% (COST $78,795,338)		79,450,482
Other assets and liabilities (Net): 2.5%		2,003,994
Net Assets: 100.0%		$81,454,476

(a)  Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(b)  Illiquid security.

(c)  Principal amount is in Euro dollars; value is in U.S. dollars.

(d)  Fair valued security.

(e)  Non-income producing security – security is in default.

(f)  Affiliate – security is managed by Pax World Management Corp., the Fund's Adviser.

SA  South Africa

US  United States

Statements of Assets and Liabilities

December 31, 2006

PAXWORLD

	Balanced Fund	Growth Fund	High Yield Fund
ASSETS
Investments, at value – note A (cost – $1,749,744,329, $91,114,588 and $76,014,072, respectively)	$2,178,806,973	$103,488,464	$76,669,216
Investments, at value, in affiliates (cost – $14,208,779, $2,063,753 and $2,781,266, respectively)	14,208,779	2,063,753	2,781,266
Total Investments	2,193,015,752	105,552,217	79,450,482
Cash	728,910	339,919	384,132
Foreign currency, at value (cost – $0, $0 and $43,580, respectively)	–	–	43,918
Prepaid Expenses	89,589	–	–
Receivables:
Capital stock sold	1,834,810	472,897	253,418
Dividends and interest – note A	8,950,359	70,617	1,631,691
Investment securities sold	8,648,118	–	–
Total Assets	2,213,267,538	106,435,650	81,763,641
LIABILITIES
Payables:
Capital stock reacquired	24,967,103	271,468	110,665
Investment securities purchased	5,025,810	327,103	–
Dividend payable – note A	2,063	–	78,863
Accrued expenses:
Investment advisory fees – note B	905,329	72,553	32,901
Distribution expense	574,760	31,203	–
Director fees	50,073	28,672	15,945
Transfer agent fees	251,013	20,866	8,765
Printing and other shareholder communication fees	98,112	13,863	2,319
Custodian fees	76,175	7,803	13,195
Legal and audit fees	88,685	44,549	35,350
Administration fees	1,792	1,793	1,792
Other accrued expenses	–	1,774	9,370
Total Liabilities	32,040,915	821,647	309,165
NET ASSETS	$2,181,226,623	$105,614,003	$81,454,476

Statements of Assets and Liabilities, continued

December 31, 2006

PAXWORLD

	Balanced Fund	Growth Fund	High Yield Fund
NET ASSETS REPRESENTED BY:
Paid in Capital	$1,746,235,505	$92,344,125	$80,849,347
Undistributed (distributions in excess of) net investment income	66,747	–	(52,552)
Accumulated net realized gain	5,854,611	896,002	–
Net unrealized appreciation of:
Investments	429,062,644	12,373,876	655,144
Foreign currency translations	7,116	–	2,537
NET ASSETS	$2,181,226,623	$105,614,003	$81,454,476	(a)
Shares of capital stock outstanding (150,000,000; 25,000,000; and 50,000,000 authorized shares, respectively, and $1 par value for all funds) – note G	88,934,397	8,425,547	(b)
Net Asset Value per Share	$24.53	$12.53	(c)
(a) Net Assets Attributable To:

Individual Investor Class	$71,091,632
Institutional Class	$10,362,844
(b) Capital Shares Outstanding
Individual Investor Class	8,327,570
Institutional Class	1,213,625
(c) Net Asset Value per Share
Individual Investor Class	$8.54
Institutional Class	$8.54

See notes to financial statements

Statements of Operations

Year Ended December 31, 2006

PAXWORLD

	Balanced Fund	Growth Fund	High Yield Fund
INVESTMENT INCOME
Income – note A
Dividends (net of foreign withholding tax of $305,613, $0 and $0, respectively)	$21,240,454	$361,879	$105,313
Dividends from affiliate	1,861,036	631,267	102,533
Interest	27,223,543	–	5,835,258
Other income	721,056	–	185,923
Total Income	51,046,089	993,146	6,229,027
Expenses
Investment advisory fees – note B	10,367,266	834,218	422,019
Distribution expenses – note B	4,402,722	209,893	179,979
Transfer agent fees	2,145,660	224,761	142,218
Printing and other shareholder communication fees	597,816	72,107	33,498
Custodian fees	498,082	63,321	80,770
Legal fees and related expenses	748,958	198,063	84,665
Directors' fees and expenses – note B	221,738	119,856	105,407
Compliance expense	26,923	26,923	26,923
Audit fees	87,693	55,364	61,310
Registration fees	42,968	30,000	42,230
Administration fees	21,500	21,500	21,500
State taxes	74,673	27,493	17,231
Other expenses	166,119	9,781	8,930
Total Expenses	19,402,118	1,893,280	1,226,680
Less: Fees paid indirectly – note E	(37,297)	(13,782)	(5,234)
Money market advisory fee waiver – note B	(30,975)	(9,606)	(1,418)
Expenses assumed by Adviser – note B	–	(286,733)	(405,304)
Net expenses	19,333,846	1,583,159	814,724
Net investment income (loss)	31,712,243	(590,013)	5,414,303
REALIZED AND UNREALIZED GAIN (LOSS) – notes A and C
Net realized gain (loss) on:
Investments	87,974,045	5,558,529	92,208
Foreign currency transactions	172,563	–	(288)
Change in unrealized appreciation (depreciation) on:
Investments	90,650,392	(7,883,094)	1,636,837
Foreign currency translation	7,135	–	3,905
Net realized and unrealized gain (loss) on investments and foreign currency	178,804,135	(2,324,565)	1,732,662
Net increase (decrease) in net assets resulting from operations	$210,516,378	$(2,914,578)	$7,146,965

See notes to financial statements

PAXWORLD

	Balanced Fund		Growth Fund
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
INCREASE (DECREASE) IN NET ASSETS
Operations
Investment income (loss), net	$31,712,243	$21,916,054	$(590,013)	$(430,328)
Net realized gain on investments and foreign currency transactions	88,146,608	66,924,450	5,558,529	3,151,526
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	90,657,527	6,955,221	(7,883,094)	3,800,158
Net increase in net assets resulting from operations	210,516,378	95,795,725	(2,914,578)	6,521,356
Distributions to shareholders from:
Net investment income
Common Stock	(32,594,411)	(20,959,844)	–	–
Individual Investor Class	–	–	–	–
Institutional Class	–	–	–	–
Realized gains
Common Stock	(106,759,384)	(42,981,111)	–	–
Individual Investor Class	–	–	–	–
Institutional Class	–	–	–	–
Tax return of capital	–	–	–	–
Total distributions to shareholders	(139,353,795)	(63,940,955)	–	–
From capital share transactions:
Net increase in net assets from capital share transactions	181,561,368	434,446,478	10,812,547	26,335,031
Redemption fees	–	–	–	–
Net increase in net assets	252,723,951	466,301,248	7,897,969	32,856,387
Net assets
Beginning of period	1,928,502,672	1,462,201,424	97,716,034	64,859,647
End of year[1]	$2,181,226,623	$1,928,502,672	$105,614,003	$97,716,034
[1]Includes undistributed (distributions in excess of) net investment income	$66,747	$940,260	$–	$–

See notes to financial statements

Statements of Changes in Net Assets

	High Yield Fund
	Year Ended December 31, 2006	Year Ended December 31, 2005
INCREASE (DECREASE) IN NET ASSETS
Operations
Investment income (loss), net	$5,414,303	$3,921,343
Net realized gain on investments and foreign currency transactions	91,920	208,186
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,640,742	(2,732,001)
Net increase in net assets resulting from operations	7,146,965	1,397,528
Distributions to shareholders from:
Net investment income
Common Stock	–	–
Individual Investor Class	(4,681,660)	(3,499,395)
Institutional Class	(743,683)	(549,750)
Realized gains
Common Stock	–	–
Individual Investor Class	(30,899)	(402,846)
Institutional Class	(4,442)	(59,112)
Tax return of capital	–	(400,917)
Total distributions to shareholders	(5,460,684)	(4,912,020)
From capital share transactions:
Net increase in net assets from capital share transactions	13,145,559	17,782,787
Redemption fees	3,725	12,157
Net increase in net assets	14,835,565	14,280,452
Net assets
Beginning of period	66,618,911	52,338,459
End of year[1]	$81,454,476	$66,618,911
[1]Includes undistributed (distributions in excess of) net investment income	$(52,552)	$(98,091)

Statements of Changes – Capital Stock Activity

PAXWORLD

	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
	Shares		Amount
BALANCED FUND
Common Stock
Shares sold	12,824,254	21,686,366	$315,972,541	$506,717,875
Shares issued in reinvestment of distributions	5,472,811	2,579,937	134,128,076	61,369,745
Shares redeemed	(10,898,411)	(5,692,268)	(268,539,249)	(133,641,142)
Net increase	7,398,654	18,574,035	$181,561,368	$434,446,478
GROWTH FUND
Common Stock
Shares sold	2,518,518	2,936,242	$32,206,612	$35,171,273
Shares redeemed	(1,712,218)	(741,448)	(21,394,065)	(8,836,242)
Net increase	806,300	2,194,794	$10,812,547	$26,335,031
HIGH YIELD FUND
Individual Investor Class
Shares sold	2,517,619	2,753,309	$21,157,517	$23,749,892
Shares issued in reinvestment of distributions	439,153	415,412	3,693,261	3,543,595
Shares redeemed	(1,401,457)	(1,576,172)	(11,781,682)	(13,528,700)
Redemption fees	–	–	3,214	10,584
Net increase	1,555,315	1,592,549	$13,072,310	$13,775,371
HIGH YIELD FUND
Institutional Class
Shares sold	206,736	560,416	$1,750,132	$4,770,376
Shares issued in reinvestment of distributions	55,291	41,233	464,750	350,948
Shares redeemed	(254,565)	(128,142)	(2,138,419)	(1,103,324)
Redemption fees	–	–	511	1,573
Net increase (decrease)	7,462	473,507	$76,974	$4,019,573

See notes to financial statements

Financial Highlights

PAXWORLD Balanced Fund, Inc.

1.  Selected data for a share outstanding throughout each period

	Year Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$23.65	$23.22	$20.68	$17.82	$19.91
Income (loss) from investment operations
Investment income, net[1]	0.38	0.31	0.23	0.20	0.33
Realized and unrealized gain (loss) on investments, net[1]	2.14	0.94	2.53	2.87	(2.09)
Total from investment operations	2.52	1.25	2.76	3.07	(1.76)
Less distributions
Dividends from investment income, net	0.39	0.28	0.22	0.20	0.33
Distributions from realized gains	1.25	0.54	–	–	–
Tax return of capital	–	–	–	0.01	–
Total distributions	1.64	0.82	0.22	0.21	0.33
Net asset value, end of period	$24.53	$23.65	$23.22	$20.68	$17.82
2. Total return[2]	10.71%	5.39%	13.39%	17.27%	(8.86%)
3. Ratios and supplemental data
Net assets, end of period ('000s)	$2,181,227	$1,928,503	$1,462,201	$1,224,042	$1,032,667
Ratio to average net assets:
Net expenses, excluding custody credits	0.94%	0.96%	0.95%	0.99%	0.95%
Net investment income	1.54%[3]	1.32%	1.07%	1.09%	1.74%
Portfolio turnover rate	29.13%	21.61%	33.02%	19.33%	36.96%
Net expenses, including custody credits and expenses assumed by Adviser	0.94%	0.96%	0.95%	0.99%	0.95%
Net expenses, excluding custody credits and expenses assumed by Adviser	0.94%	0.96%	0.95%	0.99%	0.97%

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated.

3  In 2006, the Fund received a litigation settlement of $719,133. Had this amount not been included in income, the net investment income ratio would have been 1.50%.

Financial Highlights

PAXWORLD Growth Fund, Inc.

1. Selected data for a share outstanding throughout each period

	Year Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$12.82	$11.96	$9.80	$7.26	$9.23
Income (loss) from investment operations
Investment income (loss), net[1]	(0.07)	(0.07)	(0.12)	(0.09)	(0.05)
Realized and unrealized gain (loss) on investments, net[1]	(0.22)	0.93	2.28	2.63	(1.92)
Total from investment operations	(0.29)	0.86	2.16	2.54	(1.97)
Net asset value, end of period	$12.53	$12.82	$11.96	$9.80	$7.26
2. Total return[2]	(2.26%)	7.19%	22.04%	34.99%	(21.34%)
3. Ratios and supplemental data
Net assets, end of period ('000s)	$105,614	$97,716	$64,860	$40,611	$22,055
Ratio to average net assets:
Net expenses, excluding custody credits	1.50%	1.51%	1.51%	1.50%	1.52%
Net investment loss	(0.56%)	(0.56%)	(1.09%)	(1.10%)	(0.78%)
Portfolio turnover rate	116.97%	105.41%	92.68%	116.87%	105.86%
Net expenses, including custody credits and expenses assumed by Adviser	1.50%	1.50%	1.50%	1.50%	1.50%
Net expenses, excluding custody credits and expenses assumed by Adviser	1.77%	2.06%	2.01%	2.56%	2.69%

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges.

Financial Highlights

PAXWORLD High Yield Fund, Inc.

Individual Investor Class

1. Selected data for a share outstanding throughout each period

	Year Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$8.35	$8.85	$8.64	$7.89	$8.50
Income (loss) from investment operations
Investment income, net[1]	0.62	0.57	0.56	0.54	0.56
Realized and unrealized gain (loss) on investments, net[1]	0.19	(0.37)	0.27	0.75	(0.61)
Total from investment operations	0.81	0.20	0.83	1.29	(0.05)
Less distributions
Dividends from investment income, net	0.62	0.59	0.60	0.54	0.56
Distributions from realized gains	0.00[2]	0.06	0.02	–	–
Tax return of capital	–	0.05	–	–	–
Total distributions	0.62	0.70	0.62	0.54	0.56
Redemption fees	–[2]	–[2]	–[2]	–	–
Net asset value, end of period	$8.54	$8.35	$8.85	$8.64	$7.89
2. Total return[3]	10.11%	2.32%	10.00%	16.90%	(0.51%)
3. Ratios and supplemental data
Net assets, end of period ('000s)	$71,091	$56,546	$45,852	$47,857	$31,219
Ratio to average net assets:
Net expenses, excluding custody credits	1.15%	1.51%	1.50%	1.50%	1.48%
Net investment income	7.35%	6.57%	6.46%	6.56%	6.96%
Portfolio turnover rate	45.74%	64.93%	94.84%	130.69%	101.70%
Net expenses, including custody credits and expenses assumed by Adviser	1.15%	1.50%	1.50%	1.50%	1.46%
Net expenses, excluding custody credits and expenses assumed by Adviser	1.70%	2.26%	2.13%	2.07%[4]	2.49%[4]

1  Based on average shares outstanding during the period.

2  Rounds to less than $0.01.

3  Total return represents aggregate total return for the period indicated.

4  Includes additional expense reimbursement.

Financial Highlights

PAXWORLD High Yield Fund, Inc.

Institutional Class

1. Selected data for a share outstanding throughout each period

	Year Ended December 31,		Period Ended December 31,
	2006	2005	2004*
Net asset value, beginning of period	$8.35	$8.85	$8.44
Income (loss) from investment operations
Investment income, net[1]	0.64	0.59	0.34
Realized and unrealized gain (loss) on investments, net[1]	0.19	(0.36)	0.46
Total from investment operations	0.83	0.23	0.80
Less distributions
Dividends from investment income, net	0.64	0.62	0.37
Distributions from realized gains	0.00[2]	0.06	0.02
Tax return of capital	–	0.05	–
Total distributions	0.64	0.73	0.39
Redemption fees	–[2]	–[2]	–
Net asset value, end of period	$8.54	$8.35	$8.85
2. Total return[3]	10.41%	2.68%	9.65%[4]
3. Ratios and supplemental data
Net assets, end of period ('000s)	$10,363	$10,073	$6,487
Ratio to average net assets:
Net expenses, excluding custody credits	0.88%	1.16%	1.15%[5]
Net investment income	7.63%	6.94%	6.85%[5]
Portfolio turnover rate	45.74%	64.93%	94.84%[4]
Net expenses, including custody credits and expenses assumed by Adviser	0.88%	1.15%	1.15%[5]
Net expenses, excluding custody credits and expenses assumed by Adviser	1.42%	1.91%	1.93%[5]

*  Commencement of operations was June 1, 2004.

1  Based on average shares outstanding during the period.

2  Rounds to less than $0.01.

3  Total return represents aggregate total return for the period indicated.

4  Not annualized

5  Annualized

Notes to Financial Statements

December 31, 2006

PAXWORLD Balanced Fund, Inc.

PAXWORLD Growth Fund, Inc.

PAXWORLD High Yield Fund, Inc.

NOTE A – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Pax World Balanced Fund, Inc. ("Balanced Fund"), Pax World Growth Fund, Inc. ("Growth Fund") and Pax World High Yield Fund, Inc. ("High Yield Fund") (collectively, the "Funds"; or individually, the "Fund") are diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "Act").

The Funds are dedicated to promoting peace, protecting the environment, advancing equality, and fostering sustainable development. The Funds' social policy is to seek to invest in securities of companies that meet positive standards of corporate responsibility and that provide products or services that Pax World Management Corp., the Funds' adviser (the "Adviser"), believes improve the quality of life. The Funds avoid investing in companies that are determined to be significantly involved in the manufacture of weapons or weapons-related products, that manufacture tobacco products, that are involved in gambling as a main line of business, or that engage in unethical business practices.

The Balanced Fund's investment objective is to seek income and conservation of principal. As a secondary investment objective and to the extent consistent with its primary investment objective, the Balanced Fund seeks long-term growth of capital. The Balanced Fund seeks to achieve its investment objectives by investing, under normal market conditions, approximately 60% of its assets in equity securities (including but not limited to common stocks, preferred stocks and equity securities convertible into common or preferred stocks) and 40% of the assets in debt securities (including but not limited to debt securities convertible into equity securities).

The Growth Fund's investment objective is to seek long-term growth of capital. The Growth Fund seeks to achieve its investment objective by investing, under normal market conditions, primarily in equity securities (such as common stock, preferred stock and securities convertible into common stock and preferred stock) of companies that the Adviser believes have above-average growth prospects.

The High Yield Fund's primary investment objective is to seek high current income. As a secondary objective and to the extent consistent with its primary objective, the High Yield Fund seeks capital appreciation. The High Yield Fund seeks to achieve this objective by investing, under normal market conditions, at

Notes to Financial Statements, continued

December 31, 2006

least eighty percent (80%) of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor's Ratings Group or below Baa3 by Moody's Investors Service, or similarly rated by another major rating service or unrated and determined by the Adviser to be of comparable quality (commonly referred to as "junk bonds"). On April 30, 2004, the High Yield Fund added an Institutional Class of shares and renamed its existing shares the Individual Investor Class. Operations of the Institutional Class of shares commenced on June 1, 2004.

Accounting estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments

Portfolio securities and other types of investments for which market quotations are readily available are valued at market value, which is generally determined on the basis of last reported sales price. If no sales are reported, market value is generally determined based on quotes or closing prices (such as NASDAQ Official Closing Price) obtained from quotation reporting systems, established market makers, or reputable pricing services. Portfolio debt securities having a remaining maturity of more than 60 days are valued based on quotes obtained from reputable pricing services, which quotes reflect broker-dealer supplied market valuations and, if necessary, electronic data processing techniques. If the pricing services are unable to provide such quotes, the mean between the last reported bid and asked prices is used. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Portfolio securities and other assets initially valued in currencies other than U.S. dollars using exchange rates obtained from pricing services (normally determined at 12:00 p.m. Eastern time). Portfolio debt securities having remaining maturities of 60 days or fewer are valued at amortized cost. The amortized cost value of a security is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price a Fund would receive if the instruments were sold. Consequently, changes in the market value of portfolio instruments valued based on amortized cost during periods of rising or falling interest rates will not be reflected in the computation of the net asset value of each Fund's portfolio.

Notes to Financial Statements, continued

December 31, 2006

Certain securities and assets are valued at fair value as determined in good faith by the Board of Directors (the "Directors") or by persons acting at their direction. The fair value of any securities from time to time held by the Fund for which no market quotes are readily available is determined in accordance with procedures approved by the Directors. The Directors, however, are ultimately responsible for such determinations. The fair value of such securities is generally the price which the Fund could reasonably expect to receive upon their current sale. Consideration may be given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). At December 31, 2006, the Balanced Fund held one security fair valued at $3,555,577 representing 0.16% of net assets, and the High Yield Fund held one security fair valued at $8,768 representing 0.01% of net assets, as shown in the respective Schedules of Investments included in this report.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value and, a hierarchy for measuring fair value and requires expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the Funds, and believes the adoption of this Statement will result in a limited need to expand disclosures in the Funds' financial statements.

The Funds' net asset value is determined at the close of trading on the New York Stock Exchange (the "Exchange"), which usually is 4:00 p.m. Eastern time (the "NYSE Close"), on each business day that the Exchange is open for trading. Fund shares are not priced on days on which the Exchange is closed for trading. For purposes of calculating the net asset value, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearance or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments as discussed above. Information that becomes known to the Funds or their agents after the net asset value has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the net asset value determined earlier that day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of

Notes to Financial Statements, continued

December 31, 2006

securities are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment income

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

In 2006, the Balanced Fund received a non-recurring other income item, a litigation settlement in the amount of $719,133.

Expenses

Expenses of the Funds that are directly identifiable to a specific Fund are applied to that Fund. Expenses that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Expenses directly attributable to a class of shares, such as 12b-1 distribution and service fees, are charged to that class. Shareholders of the Balanced Fund, Growth Fund and High Yield Fund Individual Investor Class have adopted a 12b-1 plan. Shareholders of the High Yield Fund Institutional Class have not adopted a 12b-1 plan.

Distributions to shareholders

Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates.

The Balanced Fund and Growth Fund intend to declare and distribute dividends from net investment income, if any, semi-annually.

The High Yield Fund intends to declare dividends from net investment income daily and pay such dividends monthly, on the first business day of the month subsequent to the month of accrual. Shareholders who redeem shares during a month receive the dividend accrued to the date of redemption.

The Funds will distribute net realized capital gains, if any, at least once annually.

Federal income taxes

The Funds have qualified and intend to qualify for and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to the shareholders. Therefore, no federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. federal income tax purposes.

Notes to Financial Statements, continued

December 31, 2006

Foreign currency transactions

The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

NOTE B – INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES AND OTHER PARTIES

Each Fund has entered into an Investment Advisory Agreement (the "Agreements") with the Adviser. Pursuant to each Agreement, the Adviser furnishes investment advisory services in connection with the management of the Funds. Under each Agreement, the Adviser, subject to the supervision of the Directors of the relevant Fund, is responsible for managing the assets of the Fund in accordance with its investment objectives, investment strategies and policies. The Adviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund.

As compensation for services rendered, each Fund pays the Adviser a fee, accrued daily and paid monthly, at the annual rates set forth below as a percentage of the average daily net assets of the relevant Fund. Pursuant to the terms of the Agreement between the Balanced Fund and the Adviser, the Adviser will be compensated by the Balanced Fund for its services at an annual rate of three-quarters of one percent (0.75%) of average daily net assets up to and including $25,000,000 and one-half of one percent (0.50%) of average daily net assets in excess of $25,000,000. Pursuant to the terms of the Agreements between the Adviser and each of the Growth Fund and High Yield Fund, the Adviser will be compensated for its services as follows: in the event that the average daily net assets of such Fund are less than $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of $25,000; in the event that the average daily net assets of such Fund are equal to or in excess of $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of one percent (1.00%) of average daily net assets up to and including $25,000,000 and three-quarters of one percent (0.75%) of average daily net assets in excess of $25,000,000. However, effective May 1, 2006, the Adviser has contractually agreed to reduce the High Yield Fund's management fee to 0.50% until at least December 31, 2007.

The Adviser has contractually agreed (i) to reimburse the Balanced and Growth Funds to the extent that each Fund's respective expenses exceed, on an annual basis, one and one-half percent (1.50%) of the average daily net

Notes to Financial Statements, continued

December 31, 2006

assets of the relevant Fund, (ii) effective May 1, 2006, to reimburse the High Yield Fund Individual Investor Class and Institutional Class to the extent expenses of each class exceed 0.99% and 0.74%, respectively, of average daily net assets until at least December 31, 2007. Prior to May 1, 2006, the High Yield Fund Individual Investor Class and Intitutional Class expenses were capped at 1.50% and 1.15%, respectively, of average daily net assets. Such expenses include (i) management, distribution and service fees; (ii) the fees of interested and disinterested Directors; (iii) the fees of the Funds' custodian and transfer agent; (iv) the fees of the Funds' legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

Effective May 1, 2006, the Adviser has contractually agreed to reduce each of the Growth Fund's and High Yield Fund's distribution and service (12b-1) fee from 0.35% to 0.25% until at least December 31, 2007. For the year ended December 31, 2006, the expense reimbursements for each of the Funds were as follows:

Fund	Total Expenses Reimbursed by Adviser
Growth	$286,733
High Yield – Individual Investor Class	353,035
High Yield – Institutional Class	52,269

The Agreements were approved by the Funds' respective Directors, including a majority of the Directors who are not "interested persons" of the Funds, at an in-person meeting held on June 8, 2006.

Each Fund has adopted a plan (a "Plan") pursuant to Rule 12b-1 under the Act that allows it to pay distribution fees for the sale and distribution of its shares and for personal services rendered to each Fund's shareholders in connection with the maintenance of shareholder accounts. The Balanced and Growth Funds and the High Yield Fund Individual Investor Class have adopted a Plan while the High Yield Fund Institutional Class has not. For the Balanced Fund, the annual fees may equal up to 0.25% of average daily net assets of the Balanced Fund. For the Growth and High Yield Funds, the annual fees may equal up to 0.35% of the average daily net assets of such Fund. However, effective May 1, 2006, the Adviser has contractually agreed to reduce the Rule 12b-1 fee for each of the Growth and High Yield Funds to 0.25% until at least December 31, 2007. Each Plan may be terminated at any time, without penalty, by (a) the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or (b) the vote of the holders of a majority of the outstanding shares of the Fund. If any of the Plans is terminated, the payment of fees to third parties would be discontinued at that time.

Notes to Financial Statements, continued

December 31, 2006

All three Funds are permitted to invest in the Pax World Money Market Fund, Inc., which is also managed by the Adviser. The Adviser has agreed to waive the portion of the advisory fee necessary to offset the amount of the advisory fee payable by Pax World Money Market Fund, Inc. to the Adviser with respect to any assets that any of the three Funds have invested in the Pax World Money Market Fund, Inc. For the year ended December 31, 2006, the advisory fee was waived as follows:

Fund	Amount
Balanced	$30,975
Growth	9,606
High Yield	1,418

Several individuals who are officers and/or Directors of the Funds are also employees of the Adviser.

The Funds pay each of their disinterested directors an annual retainer of $3,500 ($7,500 for the Chairman). In addition, the Balanced Fund currently pays each of its disinterested directors a fee of $2,000 for attendance at each meeting of the Board of Directors of the Balanced Fund; and the Growth and High Yield Funds currently pay each of their disinterested directors a fee of $1,000 for attendance at each meeting of the Boards of Directors of such Funds. Members of the Boards of Directors of the Funds are also reimbursed for their travel expenses for attending meetings of the Boards of Directors. In addition, (i) the Balanced Fund pays $2,000 and the Growth and High Yield Funds pay $1,000 to each member of their respective Audit Committees for attendance at each meeting, and (ii) each Fund pays $300 to each member of its respective Nominating Committees for attendance at each meeting, plus reimbursement in each case for travel expenses incurred in connection with attending such meetings.

Substantially all of the Adviser's capital stock is currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family members (except for Mr. Thomas F. Shadek) own twenty-five and seventy-three hundredths percent (25.73%) of H.G. Wellington & Co., Inc., the Funds' principal underwriter during the period covered by this report. Thomas W. Grant, the President of H. G. Wellington, has a less than 5% ownership interest in the Adviser and H.G. Wellington. Brokerage commissions and distribution expenses under the Plans paid to H.G. Wellington during the year ended December 31, 2006 were as follows:

Fund	Brokerage Commission	% of Total Commissions	Distribution Expenses
Balanced	$–	0.00%	$5,212
Growth	8,000	2.54%	6,182
High Yield	–	0.00%	3,972

Notes to Financial Statements, continued

December 31, 2006

NOTE C – INVESTMENTS INFORMATION

Purchases and proceeds from sales of investments for the three Funds for the year ended December 31, 2006 were as follows:

	Purchases		Sales
Fund	Investments*	U.S. Government Bonds	Investments*	U.S. Government Bonds
Balanced	$545,669,135	$224,136,955	$504,564,466	$82,839,570
Growth	123,636,844	–	108,791,876	–
High Yield	44,673,970	–	31,901,163	–

*Excluding short-term investments and U.S. Government bonds

The term "affiliated company" includes other investment companies that are managed by a fund's adviser. At December 31, 2006, the Funds held the following security of an affiliated company, Pax World Money Market Fund, Inc.:

Value at 12/31/05	Purchased Cost	Sold Cost	Value at 12/31/06	Dividend Income
Balanced
$59,124,810	$359,756,022	$404,672,053	$14,208,779	$1,861,036
Growth
6,140,024	78,136,285	82,212,556	2,063,753	631,267
High Yield
3,005,929	46,199,037	46,423,700	2,781,266	102,533

*A "controlled affiliate" is a company in which a fund has ownership of at least 25% of the voting securities. At December 31, 2006, none of the above Funds held 25% or more of the Pax World Money Market Fund, Inc.

For federal income tax purposes, the identified cost of investments owned at December 31, 2006 as well as the gross unrealized appreciation and depreciation of investments and resulting net unrealized appreciation (depreciation) as of December 31, 2006 were as follows for the three Funds:

Fund	Identified cost of investments for federal income tax basis	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Balanced	$1,763,837,093	$450,400,493	$21,221,834	$429,178,659
Growth	93,178,341	14,440,455	2,066,579	12,373,876
High Yield	78,795,338	1,711,053	1,055,909	655,144

Notes to Financial Statements, continued

December 31, 2006

Restricted and Illiquid Securities

The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 ("the 1933 Act") which are restricted from sale to the public and may be sold only to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Directors. At December 31, 2006, the High Yield Fund held $21,153,007 or 25.95% of net assets in securities exempt from registration under Rule 144A of the Act.

At December 31, 2006, the High Yield Fund held $1,777,783 of illiquid securities, representing 2.18% of net assets. The Fund will classify as "illiquid" all restricted securities that may no longer be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security for the purpose of calculating the Fund's net asset value. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature of more than seven days, certain over-the-counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices.

NOTE D – TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available for capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2006, permanent differences resulting from differing treatments for paydown transactions, foreign currency transactions, REIT investments and net investment loss were identified and reclassified among the components of net assets as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Balanced	$8,655	$(8,655)	$–
Growth	590,013	–	(590,013)
High Yield	56,579	(56,579)	–

Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

Notes to Financial Statements, continued

December 31, 2006

Under current tax laws, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds did not defer any losses for tax purposes until fiscal year 2007.

The tax character of distributions paid during the years ended December 31 was as follows:

Fund	2006 Ordinary Income	2006 Long-Term Capital Gains	2005 Ordinary Income	2005 Long-Term Capital Gains	2005 Return of Capital
Balanced	$32,594,411	$106,759,384	$20,959,844	$42,981,111	$–
High Yield	5,424,955	35,729	4,049,145	461,958	400,917

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Dividend Payable	Net Unrealized Appreciation (Depreciation)
Balanced	$68,810	$5,738,596	$–	$429,178,660
Growth	–	896,002	–	12,373,876
High Yield	–	–	(52,552)	655,144

At December 31, 2006, the Funds had no capital loss carryforwards to be used to offset future net realized capital gains for federal income tax purposes. During the year ended December 31, 2006, the Growth Fund utilized prior capital loss carryforwards in the amount of $4,052,505.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions will "more-likely-than-not" be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not been determined.

NOTE E – CUSTODIAN BANK AND CUSTODIAN FEES

The custodian fees charged are reduced, pursuant to expense offset arrangements with each Fund, by an earnings credit which is based upon the average cash balances maintained at the Funds' custodian. If the Funds did not have such offset arrangements, they could have invested such

Notes to Financial Statements, continued

December 31, 2006

amounts in income-producing assets. Custody credits for each of the three Funds for the year ended December 31, 2006, reported as "fees paid indirectly" in the Statements of Operations, were as follows:

Fund	Custody Credits
Balanced	$37,297
Growth	13,782
High Yield	5,234

NOTE F – OTHER

In March 2005, the High Yield Fund and the Adviser contacted the Securities & Exchange Commission regarding the Adviser's internal controls with regard to retention of corporate records of the Fund. The Adviser has informed the Funds that it believes that this matter is not likely to have a material adverse effect on the High Yield Fund or the Adviser's ability to manage the Fund.

NOTE G – PROXY VOTING (UNAUDITED)

You may obtain a description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800-767-1729 or on the SEC's website at www.sec.gov.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2006 is available without charge, upon request, by telephoning Pax World (toll-free) at 800-767-1729, by visiting Pax World's website at www.paxworld.com or visiting the SEC's website at www.sec.gov.

NOTE H – QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE (UNAUDITED)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information contained in each Fund's Form N-Qs may also be obtained by visiting Pax World's website at www.paxworld.com or telephoning Pax World (toll-free) at 800-767-1729.

NOTE I – MANAGEMENT OF THE FUNDS (UNAUDITED)

The Funds' officers are responsible for the day-to-day operations of the Funds. The Funds' Directors oversee the Adviser and decide upon matters of general policy. The Directors of each Fund meet at least four (4) times

Notes to Financial Statements, continued

December 31, 2006

NOTE I – MANAGEMENT OF THE FUNDS (UNAUDITED), CONTINUED

per year, review portfolio selections and bonding requirements, declare dividends, if any, and review the activities of the executive officers of their Fund. Such activities are consistent with their fiduciary obligations as directors under the General Corporation Law of the State of Delaware. The Adviser furnishes daily investment advisory services.

Officers/Directors

The following table reflects the name, address and age, position(s) held with each of the Funds, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held, and the number of portfolios overseen in the Pax World Fund Family of those persons who are the officers and/or Directors of the Funds. The Directors and officers set forth in the first table below (Interested Directors and Officers) are considered interested persons under the Act, as amended, by virtue of their position or affiliation with the Adviser and/or H.G. Wellington & Co., Inc., the Funds' distributor and a brokerage firm that the Funds may use to execute brokerage transactions ("H.G. Wellington"). The Directors and officers in the second table (Disinterested Directors and Officers) are not considered interested persons and have no affiliation with the Adviser or H.G. Wellington.

None of the Directors or officers of any Fund are related to one another by blood. The aggregate remuneration paid by each Fund during the period covered by the report to: (i) all Directors and all members of any advisory board for regular compensation; (ii) each Director and each member of an advisory board for special compensation; (iii) all officers; and (iv) each person of whom any officer or Director of the Fund is an affiliated person is as follows: Pax World Balanced Fund, Inc., $246,800; Pax World Growth Fund, Inc., $122,100; and Pax World High Yield Fund, Inc., $71,400.

Notes to Financial Statements, continued

December 31, 2006

NOTE I – MANAGEMENT OF THE FUNDS (UNAUDITED), CONTINUED

Unless otherwise indicated, the address of each Director and Officer listed in the table below is c/o Pax World, 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.

Interested Directors

Name, Address and Age	Position(s) Held with Funds; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director or Officer	Number of Funds Overseen
Joseph F. Keefe (53)	Balanced Fund – Director, CEO, and President (2006-present) Growth Fund – Director, CEO, and President (2006-present) High Yield Fund – Director, CEO, and President (2006-present)	Chief Executive Officer (2005-present) and President (2006-present) of the Adviser; President of Pax World Money Market Fund (2006-present); Senior Vice President of the Balanced, Growth, and High Yield Funds (2005-2006); President of NewCircle Communications LLC (2000-2005); Co-Chair of The Carbon Coalition (2003-present); member of the Boards of Directors of On Belay (2006-present), Americans for Campaign Reform (2003-present), and the Social Investment Forum (2000-2006).	3

Laurence A. Shadek (57)	Balanced Fund – Director (1996-present) Growth Fund – Director (1997-present) High Yield Fund – Director (1999-present)	Chairman of the Board of the Adviser (1996-present); Executive Vice-President of H.G. Wellington (1986-present); Executive Vice President of Pax World Money Market Fund (1998-present); Chairman of the Board of Directors of the Balanced Fund (1996-2006), Growth Fund (1997-2006), and High Yield Fund (1999-2006); member of the Board of Trustees of Franklin & Marshall College (1998- present).	3

Notes to Financial Statements, continued

December 31, 2006

NOTE I – MANAGEMENT OF THE FUNDS (UNAUDITED), CONTINUED

Disinterested Directors

Name, Address and Age	Position(s) Held with Funds; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director or Officer	Number of Funds Overseen
Carl H. Doerge, Jr. (68)[2]	Balanced Fund – Chairman (2006-present) and Director (1998-present) Growth Fund – Chairman (2006-present) and Director (1997-present) High Yield Fund – Chairman (2006-present) and Director (1999-present)	Private investor (1995-present); member of the Board of Trustees, and Police Commissioner of the Village of Upper Brookville, NY (1998-present); member of the Board of Directors (1998-present) and Chairman of the Investment Committee (1999-present) of St. Johnland Nursing Home in Kings Park, NY.	3

James M Large, Jr. (74)[2]	Balanced Fund – Director (2001-present) Growth Fund – Director (2001-present) High Yield Fund – Director (1999-present)	Chairman Emeritus of Dime Bancorp, Inc. (1998-2002); member of the Boards of Directors of the Wildlife Conservation Society, the Nature Conservancy of Long Island, North Shore Wildlife Sanctuary, Matinicock Planning Board, Nassau Community College and Long Island Index; serves on the Investment Advisory Committee of the Episcopal Diocese of Long Island.	3

Notes to Financial Statements, continued

December 31, 2006

NOTE I – MANAGEMENT OF THE FUNDS (UNAUDITED), CONTINUED

Name, Address and Age	Position(s) Held with Funds; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director or Officer	Number of Funds Overseen
Louis F. Laucirica (65)[3]	Balanced Fund – Director (2003-present) Growth Fund – Director (2003-present) High Yield Fund – Director (2003-present)	Associate Dean and Director of Undergraduate Studies of Stevens Institute of Technology, Howe School (1999-present).	3

Cynthia Hargadon (51)[3]	Balanced Fund – Director (2006-present) Growth Fund – Director (2006-present) High Yield Fund – Director (2006-present)	Managing Director of CRA Rogers Casey (2006-present); Senior Consultant of North Point Advisors, LLC (2003-2006); President of Potomac Asset Management, Inc. (2000-2002).	3

Sanford C. Sherman (70)[2]	Balanced Fund – Director (1992-present) Growth Fund – Director (1999-present) High Yield Fund – Director (2006-present)	Trustee of the Piscataqua Savings Bank, Portsmouth, NH (1972-2006); Chairman of the Piscataqua Savings Bank Trust Committee (1999-2006).	3

Notes to Financial Statements, continued

December 31, 2006

NOTE I – MANAGEMENT OF THE FUNDS (UNAUDITED), CONTINUED

Name, Address and Age	Position(s) Held with Funds; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director or Officer	Number of Funds Overseen
Nancy S. Taylor (51)[3]	Balanced Fund – Director (1997-present) Growth Fund – Director (1997-present) High Yield Fund – Director (2005-present)	Senior Minister, Old South Church in Boston, MA (2005-present); Minister and President, Massachusetts Conference, United Church of Christ (2001-2005); Trustee, Andover Newton Theological School (2002-present); Board of Managers, Old South Meeting House (2005-present); Director, Ecclesia Ministries, a ministry to Boston's homeless population (2003-present).	3

Officers

John Boese (44)	Balanced Fund – Chief Compliance Officer (2006-present) Growth Fund – Chief Compliance Officer (2006-present) High Yield Fund – Chief Compliance Officer (2006-present)	Chief Compliance Officer of the Adviser (2006-present); Vice President and Chief Regulatory Officer of the Boston Stock Exchange, Boston, MA (2000–2006).	N/A

Maureen L. Conley (44)	Balanced Fund – Secretary (2005-present) Growth Fund – Secretary (2005-present) High Yield Fund – Secretary (2005-present)	Vice President of Shareholder Services/Operations (2005-present) and Manager of Shareholder Services (2000-2005) for the Adviser.	N/A

Notes to Financial Statements, continued

December 31, 2006

NOTE I – MANAGEMENT OF THE FUNDS (UNAUDITED), CONTINUED

Name, Address and Age	Position(s) Held with Funds; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director or Officer	Number of Funds Overseen
Alicia DuBois (47)	Balanced Fund – Treasurer (2006-present) Balanced Fund – Treasurer (2006-present) Balanced Fund – Treasurer (2006-present)	Vice President of Fund Accounting for the Adviser (2006-present); Assistant Treasurer for both Jefferson Pilot Investment Advisory Corp. and Jefferson Pilot Variable Fund, Inc.(2001-2006); and Assistant Vice President at Lincoln Financial Group (formerly Jefferson-Pilot Corp.) (2005-2006)	N/A

Janet Lawton Spates (37)	Balanced Fund – Assistant Treasurer (2006-present) Growth Fund – Assistant Treasurer (2006-present) High Yield Fund – Assistant Treasurer (2006-present)	Treasurer (1998-present) and Chief Financial Officer (2001-present) of the Adviser; Treasurer (1998-2006) of the Balanced Fund; Assistant Treasurer (1997-2005) and Treasurer (2005-2006) of the Growth Fund; Assistant Treasurer (1999-2005) and Treasurer (2005-2006) of the High Yield Fund.	N/A

1 Directors of each Fund are elected at such Fund's Annual Meeting of Shareholders and hold office until the next Annual Meeting of Shareholders of such Fund or until a successor shall have been chosen and shall have qualified. Officers of each Fund are elected each year at such Fund's Annual Meeting of the Board of Directors and hold office until the next Annual Meeting of the Board of Directors of such Fund or until a successor shall have been chosen and shall have qualified. It is presently anticipated that the Funds will redomicile as series of a Massachusetts business trust (the "Trust") on April 2, 2007. Thereafter, the Trust is not required to have annual shareholder meetings.

2 Designates a member of the Audit Committee of the Funds. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Directors of the Funds have determined that each of their Funds have three "financial experts" (as defined under Regulation S-K of the 1933 Act as amended, and the Securities Exchange Act of 1934, as amended) serving on their respective Audit Committees, namely Messrs. Carl H. Doerge, Jr., James M. Large, Jr. and Sanford C. Sherman.

3 Designates a member of the Nominating Committee of the Funds. The Nominating Committee has the responsibility of nominating new members of a Fund's Board of Directors.

The Statement of Additional Information includes additional information about Fund Directors and is available upon request without charge by calling 800-767-1729 between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time or by visiting out website at www.paxworld.com.

Shareholder Meetings (Unaudited)

PAXWORLD Balanced Fund, Inc.

PAXWORLD Growth Fund, Inc.

PAXWORLD High Yield Fund, Inc.

SPECIAL MEETING

A Special Meeting of Shareholders of the Pax World Balanced Fund, Inc. was held on February 23, 2006 at 10:00 a.m., at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, NH to approve an amendment to the Fund's Certificate of Incorporation that would increase the number of authorized shares of its common stock, par value $1.00 per share, from seventy- five million (75,000,000) shares to one hundred fifty million (150,000,000) shares. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes are as follows:

For	Against	Abstain	Passed
42,000,158	1,227,458	1,343,294	Yes

ANNUAL MEETING

The Annual Meeting of Shareholders of the Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc. and Pax World High Yield Fund, Inc. was held at 9:00 a.m. on Thursday, September 28, 2006 at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, NH. The matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter, are as follows below.

With respect to the Pax World Balanced Fund, Inc., consideration of Proposal 1 and Proposal 2 was adjourned to a later date. Consideration of such proposals took place on Thursday, October 26, 2006 at 9:00 a.m. at the offices of Pax World Funds, 222 State Street, Portsmouth, NH.

Proposal 1. To eliminate the Funds' social screening criteria that are currently designated as fundamental investment policies (as described in greater detail in the proxy statement, the directors intend to adopt modified, non-fundamental social screening criteria for your Fund to implement a more comprehensive, proactive and engaged approach to socially responsible investing)

Fund	For	Against	Abstain	Broker Non-Votes	Passed
Balanced	44,245,472	4,581,157	1,763,500	8,836,436	Yes
Growth	3,997,553	260,023	122,940	1,280,900	Yes
High Yield	3,867,914	245,408	91,795	1,346,333	Yes

Proposal 2A. To approve the elimination of certain Funds' fundamental investment policies with respect to short sales

Shareholder Meetings (Unaudited), continued

Fund	For	Against	Abstain	Broker Non-Votes	Passed
Balanced	43,019,131	5,119,525	2,451,472	8,836,436	Yes
Growth	3,970,911	237,043	172,563	1,280,900	Yes
High Yield	3,802,373	263,793	138,953	1,346,333	Yes

Proposal 2B. To approve the elimination of the Funds' fundamental investment policies with respect to investing for the purpose of exercising control

Fund	For	Against	Abstain	Broker Non-Votes	Passed
Balanced	44,027,084	3,910,807	2,652,237	8,836,436	Yes
Growth	4,025,408	193,515	161,594	1,280,900	Yes
High Yield	3,866,865	215,093	123,161	1,346,333	Yes

Proposal 2C. To approve the elimination of the Funds' fundamental investment policies with respect to concentrating investments in securities of foreign issuers

Fund	For	Against	Abstain	Broker Non-Votes	Passed
Balanced	44,270,754	3,908,586	2,410,788	8,836,436	Yes
Growth	4,022,591	200,350	157,575	1,280,900	Yes
High Yield	3,883,904	208,560	112,654	1,346,333	Yes

Proposal 2D. To approve an amendment to the Funds' fundamental investment policies with respect to diversification of investments

Fund	For	Against	Abstain	Broker Non-Votes	Passed
Balanced	44,957,448	3,293,359	2,339,321	8,836,436	Yes
Growth	4,080,595	147,353	152,569	1,280,900	Yes
High Yield	3,979,354	116,348	109,416	1,346,333	Yes

Proposal 2E. To approve an amendment to the Funds' fundamental investment policies with respect to investments in real estate

Fund	For	Against	Abstain	Broker Non-Votes	Passed
Balanced	45,088,089	3,158,211	2,343,828	8,836,436	Yes
Growth	4,075,440	148,727	156,350	1,280,900	Yes
High Yield	3,994,436	99,220	111,463	1,346,333	Yes

Proposal 2F. To approve an amendment to the Funds' fundamental investment policies with respect to investments in commodities

Fund	For	Against	Abstain	Broker Non-Votes	Passed
Balanced	43,321,909	4,794,386	2,473,833	8,836,436	Yes
Growth	4,005,674	199,717	175,126	1,280,900	Yes
High Yield	3,853,725	229,331	122,062	1,346,333	Yes

Shareholder Meetings (Unaudited), continued

Proposal 2G. To approve an amendment to the Funds' fundamental investment policies with respect to making loans

Fund	For	Against	Abstain	Broker Non-Votes	Passed
Balanced	43,321,196	4,753,444	2,515,488	8,836,436	Yes
Growth	4,007,389	213,923	159,204	1,280,900	Yes
High Yield	3,832,721	245,321	127,076	1,346,333	Yes

Proposal 2H. To approve an amendment to the Funds' fundamental investment policies with respect to underwriting of securities

Fund	For	Against	Abstain	Broker Non-Votes	Passed
Balanced	44,307,875	3,649,128	2,633,125	8,836,436	Yes
Growth	4,036,072	171,720	172,724	1,280,900	Yes
High Yield	3,941,776	116,406	146,936	1,346,333	Yes

Proposal 2I. To approve the elimination of certain Funds' fundamental investment policies with respect to purchasing securities on margin

Fund	For	Against	Abstain	Broker Non-Votes	Passed
Balanced	42,633,188	5,469,140	2,487,801	8,836,436	Yes
Growth	3,950,442	258,281	171,795	1,280,900	Yes
High Yield	3,772,833	317,381	114,904	1,346,333	Yes

Proposal 2J. To approve an amendment to the Funds' fundamental investment policies with respect to borrowing money, pledging assets and issuing senior securities

Fund	For	Against	Abstain	Broker Non-Votes	Passed
Balanced	42,967,082	5,137,365	2,485,682	8,836,436	Yes
Growth	3,994,503	213,220	172,793	1,280,900	Yes
High Yield	3,843,252	249,185	112,680	1,346,333	Yes

Proposal 2K. To approve the elimination of the Funds' fundamental investment policies with respect to purchasing securities of companies less than three years old

Fund	For	Against	Abstain	Broker Non-Votes	Passed
Balanced	43,970,983	4,286,761	2,332,384	8,836,436	Yes
Growth	4,032,655	188,421	159,442	1,280,900	Yes
High Yield	3,883,472	197,099	124,546	1,346,333	Yes

Shareholder Meetings (Unaudited), continued

Proposal 2L. To approve the elimination of certain Funds' fundamental investment policies with respect to purchasing interests in oil, gas or other mineral exploration or development programs (High Yield & Growth Funds Only)

Fund	For	Against	Abstain	Broker Non-Votes	Passed
Balanced	N/A	N/A	N/A	N/A	N/A
Growth	3,979,546	256,854	144,118	1,280,900	Yes
High Yield	3,851,030	256,161	97,927	1,346,333	Yes

Proposal 2M. To approve the elimination of Balanced Fund's fundamental investment policies with respect to investments in other registered investment companies (Balanced Fund Only)

Fund	For	Against	Abstain	Broker Non-Votes	Passed
Balanced	43,479,448	4,555,488	2,555,193	8,836,436	Yes
Growth	N/A	N/A	N/A	N/A	N/A
High Yield	N/A	N/A	N/A	N/A	N/A

Proposal 2N. To approve the elimination of Balanced Fund's fundamental investment policies with respect to buying and selling put and call options (Balanced Fund Only)

Fund	For	Against	Abstain	Broker Non-Votes	Passed
Balanced	43,009,768	4,916,440	2,663,921	8,836,436	Yes
Growth	N/A	N/A	N/A	N/A	N/A
High Yield	N/A	N/A	N/A	N/A	N/A

Proposal 2O. To approve the elimination of Balanced Fund's fundamental investment policies with respect to participating on a joint and several basis in any trading account in securities (Balanced Fund Only)

Fund	For	Against	Abstain	Broker Non-Votes	Passed
Balanced	43,316,045	4,226,234	3,047,850	8,836,436	Yes
Growth	N/A	N/A	N/A	N/A	N/A
High Yield	N/A	N/A	N/A	N/A	N/A

Proposal 3. To approve amendments to the distribution plan of Pax World Balanced Fund (Balanced Fund Only)

Fund	For	Against	Abstain	Broker Non-Votes	Passed
Balanced	39,113,095	2,542,988	2,293,880	9,706,529	Yes
Growth	N/A	N/A	N/A	N/A	N/A
High Yield	N/A	N/A	N/A	N/A	N/A

Shareholder Meetings (Unaudited), continued

Proposal 4. To approve the amendment and restatement of the investment advisory contract between your Fund and Pax World Management Corp.

Fund	For	Against	Abstain	Broker Non-Votes	Passed
Balanced	39,265,202	2,339,994	2,344,767	9,706,529	Yes
Growth	4,106,605	119,563	154,349	1,280,900	Yes
High Yield	3,909,004	187,253	108,861	1,346,333	Yes

Proposal 5. To approve the reorganization of your Fund into a separate, corresponding newly-formed series (a "New Fund") of Pax World Funds Series Trust I, a Massachusetts business trust, pursuant to an Agreement of Plan of Reorganization of your Fund providing for, and authorizing certain related actions involving: (i) the transfer of all of the assets of your Fund to the corresponding New Fund, in exchange for shares of the corresponding New Fund and the assumption by the corresponding New Fund of all of the liabilities of your Fund; (ii) the distribution of such shares to the shareholders of each Fund in complete liquidation of your Fund; and (iii) the dissolution under state law of your Fund

Fund	For	Against	Abstain	Broker Non-Votes	Passed
Balanced	38,429,967	3,387,280	2,132,716	9,706,529	Yes
Growth	4,059,475	159,143	161,899	1,280,900	Yes
High Yield	3,868,688	204,112	132,318	1,346,333	Yes

Proposal 6. To approve the election of eight Directors

	For			Withheld
Nominee	Bal	Gro	Hy	Bal	Gro	Hy	Approved
J. Keefe	50,830,236	5,450,376	5,389,363	2,826,256	211,041	162,088	Yes
L. Shadek	50,907,615	5,454,007	5,314,985	2,748,877	207,410	236,466	Yes
C. Doerge Jr	50,974,189	5,452,852	5,333,427	2,682,303	208,565	218,024	Yes
C. Hargadon	50,983,972	5,457,088	5,335,123	2,672,520	204,328	216,328	Yes
J. Large Jr	51,024,811	5,456,079	5,394,310	2,631,681	205,338	157,141	Yes
L. Laucirica	50,964,368	5,456,455	5,391,428	2,692,124	204,962	160,023	Yes
S. Sherman	50,991,574	5,452,174	5,393,019	2,664,918	209,243	158,431	Yes
N. Taylor	51,120,714	5,466,237	5,396,085	2,535,778	195,180	155,366	Yes

Proposal 7. To ratify the selection of Ernst & Young LLP as each Fund's independent registered public accounting firm for the year ending December 31, 2006

Fund	For	Against	Abstain	Passed
Balanced	51,036,855	766,030	1,853,607	Yes
Growth	5,451,494	52,523	157,401	Yes
High Yield	5,391,770	38,185	121,496	Yes

Report of Ernst & Young LLP, Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Pax World Balanced Fund, Inc.
Pax World Growth Fund, Inc.
Pax World High Yield Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc., Pax World High Yield Fund, Inc. (the "Funds"), including the schedules of investments, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for the each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2002, were audited by other auditors whose report dated January 17, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc., Pax World High Yield Fund, Inc., at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2007

Account Options and Services*

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

TYPES OF ACCOUNTS

Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.

Traditional IRA: Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.

Roth IRA: Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA: This is an easy-to-maintain retirement plan designed for small businesses.

SEP IRA: This is an employer-funded retirement plan popular with small businesses and self-employed persons.

Education Savings Account & Uniform Gift to Minors Account (UGMA): These plans provide excellent ways to save for a child's education.

403(b)(7) Plan: This plan is available to employees of non-profit organizations.

SERVICES

Automatic Investment Plan: You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.

Online Account Access: Utilizing a unique ID number and PIN, you can access your Pax World account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.

www.paxworld.com: Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view Connection – our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.

* This annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds' investment objectives, risks and charges and expenses carefully before investing. The Funds' prospectuses contain this and other information about the Funds and may be obtained by calling 800-767-1729, emailing info@paxworld.com or visiting www.paxworld.com. The performance data quoted herein represents past peformance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. In addition, current performance may be lower or higher than the performance data quoted herein. For more recent month-end performance information, please call 800-767-1729 or visit www.paxworld.com. Distributor: H.G. Wellington & Co., Inc., a member of NASD/ SIPC.; February 2007.

E T H I C A L   I N V E S T I N G

PAX World
30 Penhallow Street
Suite 400
Portsmouth, NH 03801

800.767.1729

web www.paxworld.com

email info@paxworld.com

For general fund information:

800.767.1729

For shareholder account information:

800.372.7827

For broker services:

800.635.1404

Address all account inquiries to:

PAX World

P. O. Box 9824

Providence, RI 02940-8024

printed in USA on recycled paper

Item 2.    Code of Ethics.

As of December 31, 2006, the Registrant has adopted a “code of ethics,” as such term is defined in paragraph (b) of this Item 2, that applies to all officers of the Registrant, including Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or by a third party.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.    Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Carl H. Doerge, Jr., James M. Large, Jr. and Sanford C. Sherman, who each serve on the Board’s Audit Committee, qualify as “audit committee financial experts,” as such term is defined in paragraph (b) of this Item 3. The Board also has determined that Messrs. Doerge, Large and Sherman are “independent,” as such term is interpreted by subparagraph (a)(2) of this Item 3. The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 of the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification.

Item 4.    Principal Accountant Fees and Services.

(a)           Audit Fees.     The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $45,500 and $52,200 for the fiscal years ended December 31, 2006 and 2005, respectively.

(b)           Audit-Related Fees.     The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0 for the fiscal years ended December 31, 2006 and 2005, respectively.

(c)           Tax Fees.     The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $11,500  and $11,000 for the fiscal years ended December 31, 2006 and 2005, respectively. Fees disclosed under this category are for professional services related to review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.

(d)           All Other Fees.     The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, are $0 and $0 for the fiscal years ended December 31, 2006 and 2005, respectively.

(e)            (1)      To the extent required by applicable regulations, the Audit Committee approves in advance all audit and non-audit services rendered to the Registrant by the independent registered public accounting firm and all non-audit services to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

                (2)      With respect to the services described in paragraphs (b) through (d) of this Item, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of

Regulation S-X and no amount was required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, or to the Registrant’s investment adviser, or to any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant totaled $52,797 and $46,000, for the fiscal years ended December 31, 2006 and 2005, respectively.

(h)           The members of the Registrant’s Audit Committee have considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant and has determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Schedule of Investments.

Not applicable.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.    Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11.  Controls and Procedures.

(a)           It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b)           There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Code of ethics that is the subject of the disclosure required by Item 2.

	(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

	(3)	Not applicable.

(b)		Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pax World High Yield Fund, Inc.

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President

Date	February 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf by the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President (Principal Executive Officer)

Date	February 28, 2007

By (Signature and Title)	/s/ Alicia K. DuBois
Alicia K. DuBois, Treasurer (Principal Financial Officer)

Date	February 28, 2007